May 1, 1998

Integrity Fund of Funds, Inc.
1 North Main
Minot, ND 58703

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, DC 20549

     Re:   Integrity Fund of Funds, Inc.
           File Numbers 33-85332 and 811-8824
           Post-Effective Amendment No. 6 to Registration Statement on
               Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940


Gentlemen:

On behalf of Integrity Fund of Funds, Inc., we a filing pursuant to Rule 472 under the securities Act of 1933 (the "1933 Act") the Post-effective Amendment No. 6 to the Registration Statement on Form N-1A under the
1933 Act and Investment Company Act of 1940 which was declared effective by the Securities and Exchange Commission on December 22, 1994, and has been marked to indicate changes effected in the Registration Statement.


Thank you.

Sincerely,


/s/ Robert E. Walstad
Robert E. Walstad
President
Integrity Fund of Funds, Inc.


             As filed with the Securities and Exchange Commission
                                  May 1, 1998
                                               File Nos. 33-85332 and 811-8824
         _____________________________________________________________

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
     Pre-Effective Amendment No._____                            [_]
     Post-Effective Amendment No. 6                              [X]
                                 ----
                                      AND


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]
        Amendment No.  7
                  -----
                       (Check appropriate box or boses.)

                         INTEGRITY FUND OF FUNDS, INC.
                         -----------------------------
              (Exact Name of Registrant as Specified in Charter)

                    1 North Main, Minot, North Dakota 58703
                    ---------------------------------------
             (Address of Principal Executive Offices)  (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                (701) 852-5292
                                --------------

                               Robert E. Walstad
                                   President
                         Integrity Fund of Funds, Inc.
                                 1 North Main
                           Minot, North Dakota 58703
                           -------------------------
                    (Name and Address of Agent for Service)

                             ____________________

It is proposed that this filing will become effective (check appropriate box):

       X       immediately upon filing pursuant to paragraph (b)
     -----

     _____     on (date) pursuant to paragraph (b)

     _____     60 days after filing pursuant to paragraph (a)

     _____     on (date) pursuant to paragraph (a)(1)

     _____     75 days after filing pursuant to paragraph (a)(2)

     _____     on (date) pursuant to paragraph (a)(2) of
                          Rule 485.

   If appropriate, check the following box:
     _____     this post-effective amendment designates a new effective
                date for a previously filed post-effective amendment.




                         INTEGRITY FUND OF FUNDS, INC.
                             CROSS REFERENCE SHEET
                            PURSUANT TO RULE 495(A)

PART A
 ITEM
NUMBER                                                                       PROSPECTUS CAPTION
 1.         Cover Page...................................................... Cover Page
 2.         Synopsis........................................................ FEE AND EXPENSE TABLE
                                                                                and SYNOPSIS
 3.         Condensed Financial Information................................. FINANCIAL HIGHLIGHTS
 4.         General Description of Registrant............................... GENERAL DESCRIPTION OF
                                                                                THE FUND
 5.         Management of the Fund.......................................... MANAGEMENT
 5A.        Management's Discussion of Fund Performance..................... Inapplicable
 6.         Capital Stock and Other Securities.............................. SHARES
 7.         Purchase of Securities Being Offered............................ PURCHASE OF SHARES
 8.         Redemption or Repurchase........................................ REDEMPTION OF SHARES
 9.         Pending Legal Proceedings....................................... Inapplicable

PART B
 ITEM                                                                        STATEMENT OF ADDITIONAL
NUMBER                                                                         INFORMATION CAPTION
 10.        Cover Page...................................................... Cover Page
 11.        Table of Contents............................................... TABLE OF CONTENTS
 12.        General Information and History................................. Inapplicable
 13.        Investment Objectives and Policies.............................. INVESTMENT RESTRICTIONS
                                                                                and TEMPORARY
                                                                                INVESTMENTS
 14.        Management of the Fund.......................................... MANAGEMENT OF THE FUND
 15.        Control Persons and Principal Holders of Securities............. CONTROL PERSONS AND
                                                                                PRINCIPAL HOLDERS
                                                                                OF SECURITIES
 16.        Investment Advisory and Other Services.......................... INVESTMENT ADVISORY
                                                                                AND OTHER SERVICES
 17.        Brokerage Allocation and Other Practices........................ PORTFOLIO TRANSACTIONS
 18.        CApital Stock and Other Securities.............................. Included in Prospectus
 19.        Purchase, Redemption and Pricing of Securities
               Being Offered................................................ PURCHASE AND
                                                                                REDEMPTION OF SHARES
 20.        Tax Status...................................................... DIVIDENDS AND TAXES
 21.        Underwriters.................................................... UNDERWRITER
 22.        Calculation of Performance Data................................. CALCULATION OF
                                                                                PERFORMANCE DATA
 23.        Financial Statements............................................ FINANCIAL STATEMENTS


   PART C
    ITEM
   NUMBER                                                                  PAGE
     24.  Financial Statements and Exhibits..............................  C-1
     25.  Persons Controlled by or Under Common Control with Registrant..  C-2
     26.  Number of Holders of Securities................................  C-2
     27.  Indemnification................................................  C-2
     28.  Business and Other Connections of Investment Adviser...........  C-2
     29.  Principal Underwriters.........................................  C-3
     30.  Location of Accounts and Records...............................  C-3
     31.  Management Services............................................  C-3
     32.  Undertakings...................................................  C-4
     33.  Signature Page.................................................  C-4


             [LOGO OF INTERGRITY FUND OF FUNDS, INC. APPEARS HERE]

                          INTEGRITY FUND OF FUNDS, INC.
           1 North Main . Minot, North Dakota 58703 . (701) 852-5292
                     P.O. Box 759 Minot, North Dakota 58702
                 (800) 276-1262 Marketing Fax (701) 838-4902
                 (800) 601-5593 Transfer Agent (701) 852-2548

PROSPECTUS                                                      MAY 1, 1998

     Integrity Fund of Funds, Inc. (the "Fund"), is an open-end, diversified, management investment company. The Fund's objective is long-term capital appreciation and growth of income. The Fund seeks to achieve this objective by investing primarily in a diversified group of other open-end investment companies ("underlying funds") which, in turn, invest principally in equity securities. Current income is a secondary objective of the Fund.


     Shares of the Fund are offered for sale at net asset value without a sales charge. A contingent deferred sales charge is assessed on certain redemptions, however (See CONTINGENT DEFERRED SALES CHARGE.). See PURCHASE OF SHARES for information about commissions and fees paid to dealers who sell shares and provide personal services to shareholders. An investor in the Fund will not only bear a proportionate share of the expenses of the Fund, but will also indirectly bear a share of similar expenses of the underlying funds.


     This Prospectus contains information about the Fund that a prospective investor should know before investing and should be retained for future reference. More detailed information concerning the Fund is contained in the
Statement of Additional Information dated    May 1, 1998    , which has been
filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. A free copy of the Statement of Additional Information may be obtained by contacting the Fund at the address or telephone number at the top of the page.

                        --------------------------------
                               TABLE OF CONTENTS
                        --------------------------------

                 Fee and Expense Table............   2
                 Synopsis.........................   3
                 Financial Highlights.............   4
                 General Description of the Fund..   5
                 Risks and Other Considerations...   7
                 Management.......................   8
                 Shares...........................   9
                 Purchase of Shares...............  12
                 Redemption of Shares.............  15
                 Performance Data.................  16
                 Appendix.........................  17

   Mutual fund shares are not deposits or obligations of, or guaranteed by any depository institutions. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                       1


                             FEE AND EXPENSE TABLE

     The purpose of the FEE AND EXPENSE TABLE is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For more complete descriptions of these costs and expenses, see MANAGEMENT, PURCHASE OF SHARES, and REDEMPTION OF SHARES.

                           ________________________

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases.......................................   None
  Maximum Sales Load Imposed on Reinvested Dividends............................   None
  Maximum Deferred Sales Load (as a percentage of redemption proceeds)..........  1.50%(1)
  Redemption Fees...............................................................   None
  Exchange Fees.................................................................   None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
  Management Fees (After Fee Waivers)...........................................  0.74% (4)
  12b-1 Fees....................................................................   None
  Other Expenses................................................................  0.61%
  Service Fees (After Fee Waivers)..............................................  0.25% (3)
  Total Fund Operating Expenses (After Fee Waivers).............................  1.60% (4)



EXAMPLE (5)                                                        1 YEAR     3 YEARS      5 YEARS      10 YEARS
You would pay the following expenses on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end
of each time period:                                                $31        $66         $102          $190

You would pay the following expenses on the same investment,
assuming no redemption:                                             $16        $51          $87          $190

                         ____________________________


     (1) As more fully explained under CONTINGENT DEFERRED SALES CHARGE, a charge equal to 1.5% of the redemption proceeds is assessed, with certain exceptions, against shares which are redeemed within the first five years of their purchase.

     (2) The management fees are higher than those paid by most other investment companies. An investor will bear not only his or her proportionate share of the Fund's transactional and operating expenses but also similar expenses of the funds in which the Fund invests.

     (3) The Fund pays dealers fees up to 0.25% of the Fund's net assets for personal service to shareholders and/or the maintenance of shareholder accounts.

        (4) The Manager has voluntarily agreed to waive fees in order to keep Total Fund Operating Expenses at 1.60% through April 30, 1999. During the fiscal year ended December 31, 1997, the Investment Adviser assumed certain expenses of the Fund. Absent any expense assumption, Total Fund Operating Expenses would have been 1.78% of average daily net assets for the fiscal year ended December 31, 1997.

                                       2


     (5) THE EXAMPLE IS BASED UPON PERCENTAGES IN THE TABLE ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. The Securities and Exchange Commission requires the use of an assumed 5% annual return. The example assumes the reinvestment of all dividends and distributions. All dollar figures have been rounded to the nearest dollar.

                                   SYNOPSIS

                  INVESTMENT OBJECTIVE; PERMITTED INVESTMENTS

     The Fund is an open-end, diversified, management investment company. The Fund's objective is long-term capital appreciation and growth of income. The Fund seeks to achieve this objective by investing primarily in a diversified group of underlying funds which, in turn, invest principally in equity securities. Current income is a secondary objective of the Fund. There is no assurance that the Fund's objective will be achieved. See INVESTMENT OBJECTIVE, POLICIES, AND RESTRICTIONS.

                      INVESTMENT ADVISER AND UNDERWRITER

     ND Money Management, Inc. (the "Investment Adviser"), has been retained under an Investment Advisory Agreement to act as the Fund's investment adviser. The Investment Adviser furnishes the Fund with investment advice and, in general, supervises the management and investment program of the Fund. Under the Investment Advisory Agreement, the Fund has agreed to pay the Investment Adviser an annual fee, payable monthly, of 0.90% of the Fund's average daily net assets. See INVESTMENT ADVISER.

     ND Capital, Inc. (the "Underwriter"), is the Fund's principal underwriter. See PURCHASE OF SHARES.

                           PURCHASES AND REDEMPTIONS

     Shares may be purchased from investment dealers who have sales agreements with the Underwriter or from the Underwriter at the public offering price, which is the net asset value next determined after the Fund receives an order. The minimum initial investment is $1,000 ($100 for the Monthomatic Investment Plan and $250 for an Individual Retirement Account), and subsequent investments must be at least $50. See PURCHASE OF SHARES. No sales charge is imposed when shares are purchased. However, a contingent deferred sales charge is imposed if certain shares are redeemed within five years after their purchase. See CONTINGENT DEFERRED SALES CHARGE.

                           INVESTORS IN THE FUND

     The Fund is designed for persons who are seeking long-term capital appreciation and growth of income from a portfolio consisting of shares of underlying funds which invest principally in equity securities. Current income is a secondary objective of the Fund. Through an investment in shares of the Fund, investors receive the benefits of diversification of investment, professional management, and liquidity. In addition, the Fund offers the economic advantages of block purchases of securities and relief from administrative details, such as accounting for distributions and the safekeeping of securities. The Fund's yield and net asset value will fluctuate.

                                   DIVIDENDS

     The Fund distributes any net investment income and net realized capital gains at least annually. Unless otherwise directed all dividends and distributions generally will be reinvested automatically at net asset value in additional shares of the Fund.

                                       3


                   ORGANIZATION; SHARE ATTRIBUTES; MEETINGS

     The Fund is organized as a corporation under the laws of the State of North Dakota and is authorized to issue a total of one billion shares, all of one class and one series, with a par value of $.0001 per share. Shares are fully paid and nonassessable when issued, are redeemable and freely transferable, and have equal voting rights and preferences in all matters, including voting. There are no subscription, preemptive, or conversion rights. Regular meetings of shareholders will not be held unless required under the North Dakota Business Corporation Act or the Investment Company Act of 1940 (the "1940 Act"). Special meetings of shareholders may be called for any purpose at any time in the manner prescribed under the North Dakota Business Corporation Act.

                                 RISK FACTORS

     An investment in the Fund is subject to a number of different risks, some of which are described under INVESTMENT OBJECTIVE, POLICIES, AND RESTRICTIONS and RISKS AND OTHER CONSIDERATIONS, and in the APPENDIX. Investing in a portfolio of underlying funds involves additional expenses and results in tax consequences which would not occur in a direct investment in mutual funds. In addition, federal law imposes restrictions on the purchase of underlying funds' shares by the Fund. As with other mutual funds, there can be no assurance that the Fund will achieve its objective. Finally, the Fund was organized recently and has only a brief history of operations.

                             FINANCIAL HIGHLIGHTS

     Selected per share data and ratios in the table have been derived from the financial statements of the Fund which have been audited by Brady, Martz & Associates, P.C. ("Brady, Martz"), the Fund's independent public accountant. The Fund's complete, current audited financial statements, including Brady, Martz' report thereon, are contained in the Statement of Additional Information. Further information about the Fund's performance is contained in the
   1997     Annual Report to shareholders. Copies of the Statement of
Additional Information and    1997     Annual Report may be obtained from the
Fund upon request and without charge.



                                                               For The Year          For The Year           For The Year
                                                                  Ended                 Ended                  Ended
                                                             December 31, 1997     December 31, 1996      December 31, 1995
                                                             --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $     12.53           $     11.76            $     10.00
                                                             --------------------------------------------------------------
Income from Investment Operations:
     Net investment income (loss)                               $       .21           $       .10            $       .22
     Net realized and unrealized gain (loss) on investment
     and futures transactions                                          1.63                  1.53                   2.30
                                                             --------------------------------------------------------------
         Total From Investment Operations                       $      1.84           $      1.63            $      2.52
                                                             --------------------------------------------------------------
Less Distributions:
     From net investment income                                 $      (.21)          $      (.10)           $      (.22)
     From net realized gain on investments                             (.89)                 (.76)                  (.54)
                                                             --------------------------------------------------------------
         Total Distributions                                    $     (1.10)          $      (.86)           $      (.76)
                                                             --------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $     13.27           $     12.53            $     11.76
                                                             ==============================================================
Total Return                                                    14.65%(A)             13.84%(A)              25.20%(A)

Ratios/Supplemental Data:
     Net assets, end of period (in thousands)                   $17,444               $11,406               $4,362
     Ratio of net expenses (after expense assumption) to
      average net assets                                        1.62%(B)              1.63%(B)              1.59%(B)
     Ratio of net investment income to average net assets       1.73%                  .98%                 4.00%
     Portfolio turnover rate                                   31.99%                50.11%                15.30%

(A)  Excludes contingent deferred sales charge of 1.5%.
(B) During the periods indicated above, ND Holdings, Inc. assumed expenses of $24,114, $39,760 and $40,714. If the expenses had not been assumed, the annualized ratio of total expenses to average net assets would have been 1.78%, 2.08% and 3.60%, respectively.

                                       4


                        GENERAL DESCRIPTION OF THE FUND

                        ORGANIZATION AND CLASSIFICATION

     The Fund is an open-end, diversified, management company, which is a type of company commonly known as a "mutual fund." The Fund was incorporated under the laws of the State of North Dakota on June 1, 1994.

              INVESTMENT OBJECTIVE, POLICIES, AND RESTRICTIONS

        The Fund's investment objective is long-term capital appreciation and growth of income. Current income is a secondary objective of the Fund. The Fund seeks to achieve these objectives by investing in a diversified group of approximately fifteen to fifty underlying funds which invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures, or warrants) and which seek long-term capital appreciation and growth of income, with current income of secondary importance. Under normal circumstances, the Fund will invest at least 65% of its total assets in shares of underlying funds. For temporary defensive purposes, the underlying funds may also invest in (or enter into repurchase agreements with banks and broker-dealers with respect to) corporate bonds, U.S. Government securities, commercial paper, certificates of deposit, or other money market instruments.

     The Fund may also invest in underlying funds which invest primarily in long or short-term bonds and other fixed income securities (such as securities issued, guaranteed, or insured by the U.S. Government, its agencies or instrumentalities, commercial paper, preferred stock, convertible preferred stock, or convertible debentures) whenever the Investment Adviser thinks that such funds offer a potential for capital appreciation. The underlying funds may invest in both investment-grade and non-investment grade bonds. See RISKS AND OTHER CONSIDERATIONS and the APPENDIX to this Prospectus.

     Although it invests primarily in shares of underlying funds, for temporary defensive purposes or to accumulate cash for investments or redemptions, the Fund may hold cash or invest in money market mutual funds or in a variety of short-term debt securities, including U.S. Treasury bills and other U.S. Government securities, commercial paper, certificates of deposit, and bankers' acceptances. Cash held for investments or redemptions may not exceed 35% of the Fund's total assets. See TEMPORARYINVESTMENTS in the Statement of Additional Information.

     The Fund may also purchase and sell stock index futures contracts and options on stock index futures contracts. For a description of these securities and the risks associated with them, see FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS in the APPENDIX. See, also, REGULATORY RESTRICTIONS under INVESTMENTRESTRICTIONS in the Statement of Additional Information concerning regulations which restrict or limit the use of futures contracts and options thereon.

     The Fund has adopted certain fundamental investment policies which, together with the investment objectives of the Fund, cannot be changed without approval by holders of a majority of the outstanding shares. As defined in the 1940 Act, this means the lesser of the vote of (a) 67% of the outstanding shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person

                                       5


or by proxy; or (b) more than 50% of the outstanding shares of the Fund. The Fund has also adopted a number of other investment policies which are not fundamental and, therefore, may be changed by the Board of Directors without shareholder approval.

     Under its fundamental investment policies, the Fund will invest at least 25% of its total assets in shares of underlying funds. The Fund may not invest more than 25% of its total assets in the securities of companies in the same industry or in securities of underlying funds which concentrate (i.e., invest 25% or more of total assets) in any one industry. Neverthless, through its investment in underlying funds, the Fund may invest more than 25% of its assets in one industry. The Fund may borrow money from a bank for temporary or emergency purposes, but only in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market, and, in any event, only if immediately thereafter there is an asset coverage of at least 300%. The Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of the total assets. Interest paid on borrowed funds will decrease the net earnings of the Fund. The Fund may mortgage, pledge, or hypothecate its assets in an amount not exceeding 10% of its total assets to secure temporary or emergency borrowing.

     Under its non-fundamental investment policies, the Fund may not make short sales of securities or invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

     For a more complete description of the Fund's investment policies and restrictions, see INVESTMENTRESTRICTIONS in the Statement of Additional Information.

                         SELECTION OF UNDERLYING FUNDS

     The Investment Adviser exercises broad discretion in choosing which underlying funds to include in the Fund's portfolio. The primary consideration in the selection process is that a prospective fund advance the Fund's stated investment objective of achieving long-term capital appreciation and growth of income. Within that context, the Investment Adviser reviews and evaluates a fund's investment objective, policies, and techniques, past performance, and management. Other criteria considered in making a determination include fund size, ability, reputation, and style of the investment adviser, transaction and operating expenses and fees, portfolio composition and liquidity, and quality and types of shareholder services provided.

     Although the Investment Adviser is not required to adhere to any minimum specifications or quality standards in selecting underlying funds, it is likely that any funds included in the Fund's portfolio will be sizeable, established funds. The Fund will not purchase shares of closed-end investment companies or of investment companies which are not registered with the Securities and Exchange Commission. In addition, the Fund intends to invest only in underlying funds wihch qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended. If a fund fails to qualify as a RIC, it may be subject to federal income tax. No assurance can be given that an underlying fund will qualify as a RIC. However, the fund will promptly dispose of any shares in its portfolio which have been issued by a fund which has failed to qualify as a RIC. Under normal circumstances, the Fund will invest in approximately fifteen to fifty underlying funds and may invest up to 25% of its total assets in any one underlying fund.

     The Fund may acquire shares of underlying funds irrespective of whether such funds impose sales loads of various kinds or have 12b-1 or other distribution plans or expenses. However, whenever possible, the Fund will

                                       6


purchase shares pursuant to arrangements which provide for (1) quantity discounts under which lower front-end loads are available for substantial minimum purchases; (2) letters of intent, permitting reduced front-end loads by aggregating intended purchases over time; (3) rights of accumulation, permitting reduced front-end loads for purchases of additional shares of the underlying fund; and (4) rights to obtain reduced front-end sales loads by aggregating purchases of several funds within a family of funds. Because of available discounts such as the foregoing, it is likely that any sales related charges paid by the Fund will not exceed 1% of the public offering price (1.01% of the net amount invested) in most cases.

                        RISKS AND OTHER CONSIDERATIONS

     There are a number of risks and other considerations which a potential investor in the Fund should consider. Some of these relate to an investment in a security of any kind, others are peculiar to a fund which invests in other funds, and still others concern certain legal requirements applicable to funds which invest in other funds.

     First, an investment in any security involves a certain amount of risk, and this is true of an investment in the Fund, too. Although the Fund diversifies
its portfolio by investing in    a number of     underlying funds, which tends
to minimize risk somewhat, it does not eliminate risk altogether.

        Second, the underlying funds have their own investment objectives, policies, practices, and techniques, any one or all of which may subject their assets to varying degrees of risk. For example, the underlying funds in which the Fund invests may be authorized to invest up to 100% of their assets in securities of foreign issuers and engage in foreign currency transactions with respect to these investments; invest up to 15% of their assets in illiquid securities; invest in warrants; lend their portfolio securities; sell securities short; borrow money in amounts up to 33 1/3% of their assets for leverage purposes; write or purchase call or put options on securities or financial indexes; concentrate more than 25% of their assets in one industry; invest up to 100% of their assets in master demand notes; enter into futures contracts and options on futures contracts; trade their portfolios aggressively, which results in higher brokerage commissions and increased realization of capital gains; invest in start-up and unproven companies; invest up to 100% of their assets in junk bonds; and engage in any number of other investment practices and techniques that involve greater risks. The risks involved in certain of these practices and techniques are described in the APPENDIX to this Prospectus.

     Furthermore, the Fund is independent from any of the underlying funds in which it invests and has little voice in or control over the investment practices, policies, or decisions of those funds. If the Fund disagrees with those practices, policies, or decisions, it may have no choice other than to liquidate its investment in that fund, which can entail further losses. Also, the investment advisers of the underlying funds may simultaneously pursue inconsistent or contradictory courses of action; for example, one fund may be purchasing securities of the same issuer whose securities are being sold by another underlying fund, with the result that the Fund would incur an indirect expense without any corresponding investment or economic benefit.

     Expenses and tax consequences are other areas in which the Fund differs from most other funds. An investor who invests directly in a fund may pay certain transactional expenses (for example, sales commissions or deferred sales charges), as well as a pro rata share of the fund's operating expenses (such as management fees, distribution fees, and other expenses). An investor in the Fund, on the other hand, must not only pay transactional and operating expenses related to the Fund, but must also pay a portion of similar expenses of the underlying funds. So, an investor in the Fund will indirectly pay higher

                                       7


expenses than if the underlying shares were owned directly. Furthermore, because the Fund invests in other funds, an investor may receive taxable capital gains distributions to a greater extent than if the underlying funds were owned directly. See DIVIDENDS AND TAXES.

     Rules adopted by the Securities and Exchange Commission allow funds to elect to make redemptions either in part or wholly in securities from their portfolios ("in kind" redemptions) instead of in cash under certain circumstances. If the Fund acquires in kind securities from an underlying fund which has exercised such an election, the Fund may hold the securities until the Investment Adviser decides to sell them.
        The Fund will likely incur additional expenses in connection with the sale of any securities acquired as a result of an in kind redemption.

     Third, the 1940 Act imposes certain conditions on funds which invest in other funds. For example, a fund and its affiliated persons may not purchase or otherwise acquire more than 3% of the total outstanding stock of another fund. Consequently, the Fund may have to forgo what the Investment Adviser deems to be an advantageous purchase because of this restriction. The 1940 Act also provides that an underlying fund is not obligated to redeem any securities in an amount exceeding 1% of its total outstanding securities during any period of less than 30 days. As a result of this provision, the Investment Adviser may be unable to liquidate more than 1% of an underlying fund's securities should market or other considerations indicate the advisability of doing so. Finally, the 1940 Act requires that the Fund either seek instructions from its shareholders regarding the voting of proxies with respect to securities of underlying funds it holds and vote the proxies in accordance with such instructions or vote such shares in the same proportion as the vote of all other holders of such securities.

                                  MANAGEMENT

                              BOARD OF DIRECTORS

     Responsibility for overall management of the Fund rests with its Board of Directors.

                             INVESTMENT ADVISER

     ND Money Management, Inc. (the "Investment Adviser"), has been retained under an Investment Advisory Agreement to act as the Fund's investment adviser subject to the authority of the Board of Directors. The Investment Adviser is a wholly-owned subsidiary of ND Holdings, Inc. ("Holdings"), a North Dakota corporation. The Investment Adviser was incorporated under North Dakota law on August 19, 1988, and also serves as investment adviser for ND Tax-Free Fund,
Inc.,         Montana Tax-Free Fund, Inc., and South Dakota Tax-Free Fund, Inc.
The address of the Investment Adviser is 1 North Main, Minot, North Dakota
58703.

     The Investment Adviser furnishes the Fund with investment advice and, in general, supervises the management and investment program of the Fund. The Investment Adviser furnishes at its own expense all necessary administrative services, office space, equipment, and clerical personnel for managing the investments and effecting the portfolio transactions of the Fund. In addition, the Investment Adviser pays the salaries and fees of all officers and directors of the Fund who are affiliated persons of the Investment Adviser. Under the Investment Advisory Agreement, the Fund has agreed to pay the Investment Adviser an annual fee, payable monthly, of 0.90% of the Fund's average daily
net assets.    During the fiscal years ended December 31, 1995, 1996, and 1997, the Fund incurred advisory fees of $18,129 or 0.90%, $81,395 or 0.90%, and $41,687 or 0.90%, of the Fund's average net assets for the fiscal years.

                                       8


     Monte Avery, portfolio manager, is primarily responsible for the day-to-day management of the Fund's portfolio under the supervision and direction of Robert
E. Walstad, president of the Fund. Mr. Avery has been portfolio manager since January 1996. Mr. Walstad is also president of ND Tax-Free Fund, Inc.,
Montana Tax-Free Fund, Inc., and South Dakota Tax-Free Fund, Inc., and has supervised and directed the management of their portfolios since they commenced operations.

            CUSTODIAN,TRANSFER AGENT, AND ACCOUNTING SERVICES AGENT

     First Western Bank and Trust, 900 South Broadway, Minot, North Dakota 58701, serves as Custodian for the Fund's portfolio securities and cash. NDResources, Inc. ("Resources"), a wholly-owned subsidiary of NDHoldings, Inc., 1 North Main, Minot, North Dakota 58703, is the Fund's Transfer Agent. As Transfer Agent, Resources performs many of the Fund's clerical and administrative functions, for which it is paid a monthly fee ranging from .16 of 1% of the net asset value of all outstanding Fund shares up to $10 million down to .09 of 1% for net assets in excess of $50 million. Resources also provides internal accounting and related services for the Fund, for which it is paid a monthly fee of $2,000 plus 0.05% of the Fund's average daily net assets on an annual basis for the first $50 million down to 0.01% for net assets in excess of $500 million.

                                   EXPENSES

     The expenses of the Fund are deducted from its total income before dividends are paid. These expenses include, but are not limited to, organizational expenses; taxes; interest; brokerage fees and commissions; fees and expenses of directors and officers of the Fund who are not officers or directors of the Investment Adviser; Securities and Exchange Commission fees and state securities laws fees; charges of custodians and transfer and dividend disbursing agents; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers and Board of Directors of the Fund; and any extraordinary expenses.



                            PORTFOLIO TRANSACTIONS

     The Investment Adviser may consider a number of factors in determining which brokers to use for the Fund's portfolio transactions. These factors include, but are not limited to, research services, reasonableness of commissions, quality of services and execution, and sales of Fund shares. Front-end sales loads generally consist of a dealer reallowance (which typically amounts to at least 80% of the charge) and an underwriter's retention. The Underwriter will usually be designated as the dealer entitled to receive the dealer reallowance portion of the sales charge on purchases of load fund shares by the Fund. However, the Underwriter will not retain any dealer reallowance in excess of 1% of the public offering price on any transaction, nor will it be designated as the dealer entitled to receive the dealer reallowance portion of the sales charge where such reallowance would exceed 1% of the public offering price. In addition, the Underwriter may receive 12b-1 fees and/or service fees from underlying funds when assisting the Fund in purchasing shares of underlying funds. For further details, see PORTFOLIOTRANSACTIONS in the Statement of Additional Information.



                                    SHARES

                               SHARE ATTRIBUTES

     The Fund is authorized to issue a total of one billion shares, all of one class and one series, with a par value of $.0001 per share. All shares, when issued, are fully paid and non-assessable and are redeemable and freely transferable. All shares are common shares and have equal rights and preferences

                                       9


in all matters, including voting. Cumulative voting, a form of proportional representation, is permitted in the election of directors. Under cumulative voting, a shareholder may cumulate votes either by casting for one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes represented by the shares entitled to vote or by distributing all of those votes on the same principle among any number of candidates. There are no subscription, preemptive, or conversion rights.

                             SHAREHOLDER MEETINGS

     It is probable that the Fund will not hold regular meetings of shareholders. The Fund's Bylaws provide that regular meetings of shareholders may be held on an annual or other less frequent basis but need not be held unless required by law. Under the North Dakota Business Corporation Act, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding 5% or more of the voting power of all shares entitled to vote may demand a regular meeting by written notice of demand given to the president or secretary of the Fund. Within thirty days after receipt of the demand, the Board of Directors must cause a regular meeting of shareholders to be called, or if the Board fails to do so, the shareholder or shareholders making the demand may call the meeting by giving notice as prescribed by law. All necessary expenses of the notice and the meeting must be paid by the Fund.

     In addition to regular meetings, special meetings of shareholders may be called for any purpose at any time in the manner prescribed under the North Dakota Business Corporation Act. Meetings of shareholders will also be held whenever required in order to comply with the 1940 Act; however, the Fund does not intend to hold annual shareholder meetings. Shareholders have the right to remove directors.

     Pursuant to the 1940 Act, if an underlying fund submits a matter to its shareholders for a vote, the Fund will vote the shares of the underlying fund which it owns in the same proportion as the vote of all other holders of such shares.

                              DIVIDENDS AND TAXES

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In any year in which the Fund qualifies as a regulated investment company and distributes substantially all of its investment company taxable income (which includes, among other items, the excess of net short-term capital gains over net long-term capital losses) and its net capital gains (the excess of net long-term capital gains over net short-term capital losses), the Fund will not be subject to federal income tax to the extent it distributes to shareholders such income and capital gains in the manner required under the Code. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its net ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund intends to distribute its income in accordance with this requirement to prevent application of the excise tax.

                                       10


     Income received by the Fund from an underlying fund (including dividends and distributions of short-term capital gains), as well as interest received on money market instruments and net short-term capital gains received by the Fund on the sale of underlying funds' shares, will be distributed by the Fund (after deductions for expenses) and will be taxable to shareholders as ordinary income. Because the Fund is actively managed and can realize taxable net short-term capital gains by selling shares of an underlying fund with unrealized portfolio appreciation, investing in the Fund rather than directly in the underlying funds may result in increased tax liability to the shareholder, because the Fund must distribute its gain in accordance with the rules in the Code.

        Distributions of net capital gains distributions received by the Fund from underlying funds, as well as net long-term capital gains realized by the Fund from the purchase and sale (or redemption) of underlying funds' shares or other securities held (generally) by the Fund for more than one year, will be distributed by the Fund and will be taxable to shareholders generally as long-term capital gains ,(regardless of the period for which the shareholder has held shares of the Fund). In the case of shareholders who are individuals, estates, or trusts, the Fund will designate the portion of each capital gain dividend that must be treated as mid-term capital gain (subject to a maximum federal tax rate of 28%) and the portion that must be treated as long-term capital gain (subject to a maximum federal tax rate of 20%).

     For purposes of determining the character of income received by the Fund when an underlying fund distributes net capital gains to the Fund, the Fund will treat the distribution as a long-term capital gain, even if it has held shares of the underlying fund for less than one year. However, any loss incurred by the Fund on the sale of that underlying fund's shares held for six months or less will be treated as a long-term capital loss to the extent of the gain distribution.

        A check will be generated on the date on which distributions are payable for dividends to be received in cash. A shareholder can expect to receive this check within seven days. If the U.S. Postal Service cannot deliver the check or if the check remains uncashed for six months, a letter will be sent to the shareholder. If the shareholder has not cashed the check or called within a month and if the shareholder has shares in his or her account, the check will be reinvested in the shareholder 's account at the then-current net asset value. If the shareholder has a zero balance, we will contact the shareholder by phone or contact his or her broker. If the shareholder has misplaced or lost the check, we will then issue a new check.

        Distribution checks may be sent to parties other than the investor. The Transfer Agent of the Fund will accept a letter from the shareholder. Please attach a voided check if payable to your bank account (signature guarantee is not required). If payable to a person or address other than the person or address under which the shares are registered, a signature guarantee is required.

     The tax treatment of distributions from the Fund is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

        Gain or loss realized on the sale or exchange of shares in the Fund will be treated as capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. For corporate shareholders, such gain or loss will be long-term gain or loss if the shares were held more than one year. For shareholders who are individuals, estates, or trusts, the gain or loss will be considered long-term if the share-holder has held the shares for more than 18 months and mid-term if the share-holder has held the shares for more than one year but not more than 18 months. If a shareholder who has received a capital gains distribution from the Fund suffers a loss on the sale of his shares not more than six months after purchase, the loss will be treated as long-term capital loss to the extent of the capital gains distribution received

                                       11


     Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Shareholders should consult their own tax advisers as to the tax consequences of ownership of shares of the Fund in their particular circumstances.

     The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid to shareholders if (a) the payee fails to furnish the Fund with and to certify the payee's correct taxpayer identification number or social security number, (b) the Internal Revenue Service (the "IRS") notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRSand to respond to notices to that effect or (c) the payee fails to certify that he is not subject to backup withholding.

     The Fund will distribute investment company taxable income and any net realized capital gains at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the Fund unless the shareholder has notified the Fund in writing of his election to receive distributions in cash.

     After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction. In addition, the statement will show the details of prior transactions in the account during the calendar year. Information for federal income tax purposes will be provided after the end of the calendar year.

                              NET ASSET VALUE

     The net asset value per share is determined by calculating the total value of the Fund's assets, deducting total liabilities, and dividing the result by the number of shares outstanding. On each day the New York Stock Exchange is open for trading, the net asset value is determined as of the close of the Exchange (normally, 3:00 p.m. Minot, North Dakota, time).

     The Fund's assets consist primarily of shares of the underlying funds, which are valued at their respective net asset values under the 1940 Act. The underlying funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by their boards of directors. Money market funds with portfolio securities that mature in one year or less may use the amortized cost or penny-rounding methods to value their securities. Securities having 60 days or less remaining to maturity generally are valued at their amortized cost, which approximates market value. Other assets are valued at their current market value if market quotations are readily available and, if not available, at fair value pursuant to methods established in good faith by the Board of Directors.

                             PURCHASE OF SHARES

                            GENERAL INFORMATION

     The Fund's principal underwriter is ND Capital, Inc. (the "Underwriter"), 1 North Main, Minot, North Dakota 58703. Shares may be purchased from investment dealers who have sales agreements with the Underwriter or from the Underwriter at the public offering price, which is the net asset value next determined after the Fund receives an order. If you do not have a dealer, the Fund can refer you to one. The minimum initial investment is $1,000 ($100 for the Monthomatic Investment Plan and $250 for an Individual Retirement Account), and the minimum subsequent investment is $50, but such minimum amounts may be changed at any time in the Fund's discretion. The Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 (for any reason other than fluctuation in the

                                       12


market value of the Fund's portfolio securities). Should the Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor's account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed. The Fund receives the entire public offering price of all shares sold.

     Orders for the purchase of shares will be confirmed at a price based on the net asset value next determined after receipt of the order by the Fund. However, orders received by dealers prior to the determination of net asset value and received by the Fund prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day. Dealers are obligated to transmit orders promptly.

     No sales charge is imposed when shares are purchased. However, a contingent deferred sales charge is imposed if certain shares are redeemed within five years after their purchase. See CONTINGENT DEFERRED SALES CHARGE. The Underwriter pays sales commissions to investment dealers and to its salesmen who sell Fund shares. The Underwriter may also provide additional promotional incentives to dealers who sell Fund shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. In addition, the Fund pays dealers fees (in an amount not to exceed 0.25% of net assets) for personal services to shareholders and/or the maintenance of shareholder accounts.

     The Fund reserves the right to withdraw all or any part of the offering made by this Prospectus and to reject purchase orders. Also, from time to time, the Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

     In order to facilitate redemptions and to eliminate the need for safekeeping, the Transfer Agent will not issue certificates for shares unless requested to do so. A shareholder may obtain a certificate by writing to the Transfer Agent at the address on the back cover of the Prospectus.

     Shareholders should direct their inquiries to the Fund at the address and telephone number shown on the cover page of the Prospectus or to the investment dealer from which they received the Prospectus.

     Robert E. Walstad and Peter A. Quist, who are directors and the president-treasurer and vice president-secretary, respectively, of the Fund, are also the only two directors and officers of the Underwriter. The Underwriter is a wholly-owned subsidiary of Holdings.

                          MONTHOMATIC INVESTMENT PLAN

        A shareholder may purchase additional Fund shares through an automatic investment program (minimum initial investement is $100). With the Monthomatic Investment Plan (the "Monthomatic"), monthly investments (minimum $50) are made automatically from the shareholder's account at a bank, savings and loan association, or credit union into the shareholder's Fund account. By enrolling in the Monthomatic, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Underwriter for appropriate forms.

                                       13


        A shareholder may terminate the Monthomatic by sending written notice to the Transfer Agent at the address shown on the back cover of the Prospectus. Termination by a shareholder will become effective within 7 days after the Transfer Agent has received the request. The Fund may immediately terminate a shareholder's Monthomatic in the event that any item is unpaid by the share-holder's financial institution. The Fund may terminate or modify this privilege at any time.

                               RETIREMENT PLANS

     The Fund offers shares in connection with tax-deferred retirement plans. Application forms and additional information about these plans, including applicable fees, are available from the Fund or the Custodian upon request. The federal income tax treatment of contributions to retirement plans has been substantially affected by recently enacted federal tax legislation. Before investing in the Fund through such a plan, an investor should consult a tax adviser.

                    INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")

     Fund shares may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan is available from the Custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $50. IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual or spouse who participates in a tax-qualified or government-approved retirement plan may not be deductible depending upon the individual's income. Individuals also may establish an IRA to receive a rollover contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover.

                           DEFINED CONTRIBUTION PLAN

     Investors who are self-employed may purchase Fund shares for retirement plans for self-employed persons which are known as Defined Contribution Plans (formerly Keogh or H.R. 10 Plans). The Custodian offers a prototype Defined Contribution Plan for Money Purchase or Profit Sharing Plans.

                              SECTION 401(K) PLAN

     The Fund may be used as a vehicle for a cash deferred arrangement designed to qualify under Section 401(k) of the Code.

                              EXCHANGE PRIVILEGE

     By contacting the Transfer Agent, a shareholder may exchange some or all of his shares in any of the funds underwritten by ND Capital, Inc., or Ranson Capital Corporation at net asset value, subject to these conditions: (1) The length of time of the investment will be carried forward to the Fund. (2) If you paid a front-end sales charge, no contingent deferred sales charge will be imposed in the event you redeem any or all of your shares. (3) If the original fund is subject to a contingent deferred sales charge, the charge will be carried forward into the Fund and will be applied in the event you redeem any or all of your shares.

     Each exchange involves the redemption of fund shares to be exchanged and the purchase of Fund shares. As a result, any gain or loss on the redemption of fund shares exchanged is reportable on the shareholder's federal income tax return. The exchange privilege may be changed or discontinued upon 60

                                       14


days' written notice to shareholders and is available only to shareholders in states where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the Fund and consider the differences between it and the fund whose shares he owns before making an exchange.

     For further information on how to exercise the exchange privilege, contact the Transfer Agent.

                             REDEMPTION OF SHARES

                                  REDEMPTIONS

        Any shareholder may require the Fund to redeem shares. All registered owners must sign a Letter of Instruction which needs to be Signature Guaranteed if the request is for over $50,000 and sent to the Transfer Agent at the address shown on the back cover of the prospectus. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a duly endorsed stock power with signatures guaranteed over $50,000 and accompanied by a written request for redemption. Signatures must be guaranteed by a commercial bank, trust company, savings and loan association, or member firm of a national securities exchange. A notary public may not provide a signature guarantee. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner.

     The redemption price will be the net asset value next determined following receipt of a properly executed request with any required documents, less any applicable contingent deferred sales charge, as described below. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed letter of instructions accompanied by any outstanding share certificates in proper form for transfer. When the Fund is requested to redeem shares for which it may not yet have received good payment (e.g., cash or certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

     Redemption proceeds may be more or less than the amount invested and, therefore, result in a gain or loss for federal income tax purposes.

        In order to eliminate excessive expenses, the Fund reserves the right to redeem upon not less than 60 days' written notice all shares in an account (other than an IRA) which has a value of less than $1,000 (for any reason other than fluctuation in the market value of the Fund's portfolio securities). However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

                       CONTINGENT DEFERRED SALES CHARGE

     A contingent deferred sales charge ("charge") equal to 1.5% of the redemption proceeds is imposed if a shareholder redeems shares purchased within the preceding five years, except that if the initial amount of purchase is $1 million or more, the charge is reduced to 1% and only applies during the first year of purchase. Shares acquired by reinvestment of dividends may be redeemed without charge even though acquired within five years. In addition, a number of shares having a value equal to a net increase in the value of all shares purchased by the shareholder during the preceding five years will be redeemed
without charge. All purchases are considered made on    trade date    . In
determining whether a charge is payable on any redemption, the Fund will first redeem shares not subject to a charge.

                                       15


        The Fund may sell shares without a contingent deferred sales charge to directors, officers, and employees (including retirees) of the Fund, Holdings, the Investment Adviser, and the Underwriter, for themselves or their spouses, children, or parents and parents of spouse, or to any trust, pension, or profit-sharing, or other benefit plan for only such persons at net asset value and in any amount. The Fund may also sell shares without a contingent deferred sales charge to broker-dealers having sales agreements with the Underwriter, and registered representatives and other employees of such broker-dealers, in-cluding their spouses and children; to financial institutions having sales agreements with the Underwriter, and employees of such financial institutions, including their spouses and children; and to any broker-dealer, financial institution, or other qualified firm which receives no commissions for selling shares to its clients.

     The Underwriter receives the entire amount of any charges assessed.

                            REINSTATEMENT PRIVILEGE

     You may reinvest up to the amount of your redemption proceeds free of all sales charges. An investor using this privilege a year or more after such investor redeemed shares of the Fund must file a new account application and provide proof that such investor was a shareholder of the Fund. The Fund reserves the right to modify or terminate this privilege at any time. You will receive the net asset value per share the day your check arrives at the Fund. If you were charged a contingent deferred sales charge on your redemption, the amount you were charged will be reinstated as additional shares upon repurchase in proportion to the reinvestment amount of your redemption proceeds. If you have redeemed shares in a retirement plan, be sure to review the plan document you received when you opened your account for rules and limitations if you are repurchasing shares in the same retirement account.

                          SYSTEMATIC WITHDRAWAL PLAN

        A shareholder who owns shares with an aggregate value of $5,000 or more may establish a Systematic Withdrawal Plan (the "Plan"). Under the Plan, a shareholder may redeem at net asset value, subject to any applicable contingent deferred sales charge (see CONTINGENT DEFERRED SALES CHARGE above.), the number of full and fractional shares that will produce whatever monthly, quarterly, semi-annual, or annual payments (minimum $50 per payment) are selected. No additional charge is made for this service.

     A shareholder who participates in the Monthomatic Investment Plan is ineligible to participate in the Plan. If payments exceed reinvested dividends and distributions, a shareholder's shares will be reduced and eventually depleted. The Plan may be terminated at any time by a shareholder or the Fund.

                               PERFORMANCE DATA

     The Fund may publish certain performance figures in advertisements from time to time. These performance figures may include yield and total return figures.

     Yield reflects the income per share deemed earned by the Fund's portfolio investments. Yield is determined by dividing the net investment income per share deemed earned during the preceding 30-day period by the offering price per share on the last day of the period and annualizing the result. Yields are calculated according to accounting methods that are standardized for all stock and bond funds. Because yield calculation methods differ from the methods used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to an investor's account, or the income reported in the Fund's financial statements.

                                       16


        Total return is the percentage change in the value of a hypothetical investment that has occurred in the indicated time period, taking into account the imposition of various fees, and assuming the reinvestment of all dividends and distributions. Cumulative total return reflects the Fund's performance over a stated period of time. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. In calculating cumulative and average annual total return, the maximum contingent deferred sales charge is deducted from the hypothetical investment. Such total retun quotations may be accompanied by quotations which do not reflect contingent deferred sales charges, and which therefore will be higher.

     The Fund may also include in advertisements         performance rankings
compiled by independent organizations such as Lipper Analytical Services and publications which monitor the performance of mutual funds. Performance information may be quoted numerically or may be represented in a table, graph, or other illustration.

     All performance figures are based on historical results and are not intended to indicate future performance. A more detailed description of the foregoing performance figures and their methods of computation is contained in the Fund's Statement of Additional Information under CALCULATION OF PERFORMANCE DATA.

                                   APPENDIX

             INVESTMENT POLICIES AND PRACTICES OF UNDERLYING FUNDS

                            CONVERTIBLE SECURITIES

     Certain preferred stocks and debt securities that may be held by an underlying fund have conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right. That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.

                              FOREIGN INVESTMENTS

     The Fund will invest in certain underlying funds which invest all or a portion of their assets in foreign securities. Investing in securities of non-U.S. companies, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunity and risk not typically associated with investing in U.S. dollar-denominated securities. Risks unique to international investing include: (1) restrictions on foreign investment and on repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars; (4) price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets, and war; (7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing, and financial reporting standards; (9) less governmental supervision of securities markets, brokers, and issuers of securities; (10) less financial information available to investors; (11) difficulty in enforcing legal rights outside the U.S.; and (12) higher costs, including custodial fees. These risks are often heightened for investments in emerging or developing countries.

                                       17


                         FOREIGN CURRENCY TRANSACTIONS

     Foreign securities in which the underlying funds invest are subject to currency risk, i.e., the risk that the U.S. dollar value of these securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. To manage this risk and facilitate the purchase and sale of foreign securities, these underlying funds may engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts. Although foreign currency transactions will be used primarily to protect the underlying funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the underlying funds' total return could be adversely affected.

                               FUTURES CONTRACTS

     An underlying fund may enter into futures contracts for the purchase or
sale of debt securities and    financial     indexes. A futures contract is an
agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

     Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the fund's portfolio securities declined, the value of the fund's futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities but permits the continued holding of securities other than the underlying securities. For example, if the fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

        A financial index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk relating to a specific security. A financial index futures contract does not require the physical delivery of securities but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular financial index futures contract reflect changes in the specified index of securities on which the future is based.

     There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained, and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into the futures contracts.

     In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through

                                       18


offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

     Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

                         OPTIONS ON FUTURES CONTRACTS

     A fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. it also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

     As with options on securities, the holder of an option may terminate a position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The fund is required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

     In addition to the risks which apply to all options transactions
(discussed below under "OPTIONS ACTIVITIES")    , there are several special
risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the fund, because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the fund when the use of futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts as described above.

                              OPTIONS ACTIVITIES

        An underlying fund may write (i.e., sell) and purchase put and call options on securities and securities indexes.



        A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

                                       19


     Options on indexes are similar to options on securities except that, rather than the right to take or make delivery of a specific security at a stated price, an option on an index gives the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

     Writing Options. The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. By writing a call option, a fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, a fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. Options on securities indexes are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities.

     Underlying funds receive premiums from writing call or put options, which they retain whether or not the options are exercised. If call option written by a fund is exercised, the fund will forgo any gain from an increase in the market price of the underlying security over the exercise price. If a put option written by a fund is exercised, the fund will be obligated to purchase the underlying security for more than its current market price.

     Purchasing Options Underlying funds generally will purchase put options in order to protect portfolio holdings against a substantial decline in the market value of such holdings. Such protection is provided during the life of the put because a fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Underlying funds generally will purchase call options for the purpose of hedging against an increase in prices of securities that the funds ultimately want to buy. Such protection is provided during the life of the call option because the fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. An underlying fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

     A fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new so that it is impossible to predict to what extent liquid markets will develop or continue.



                                    HEDGING

     An underlying fund may employ many of the investment techniques described in this APPENDIX not only for investment purposes, but also for hedging purposes. For example, an underlying fund may purchase or sell put and call options on common stocks to hedge against movements in individual common stock prices or purchase and sell stock index futures and related options to hedge against marketwide movements in common stock prices. Although such hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit commensurately the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

                                  JUNK BONDS

     Bonds which are rated BB and below by Standard and Poor's and Ba and below by Moody's (See APPENDIX - DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS in Statement of Additional Information for a more detailed explanation of bond

                                       20


ratings.) are commonly known as "junk bonds." Investing in junk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. Junk bonds may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments.


     Junk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of junk bonds have been found to be less sensitive to interest rate changes than more highly rated investments but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices, because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. if the issuer of junk bonds defaults, a fund may incur additional expenses to seek recovery. In the case of junk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

     The secondary markets on which junk bonds are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bonds, especially in a thinly traded market.

     There may be special tax considerations associated with investing in junk bonds structured as zero coupon or payment-in-kind securities. A fund records the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. A fund will be required to distribute all or substantially all such amounts annually and may have to obtain the cash to do so by selling securities which otherwise would continue to be held. Shareholders will be taxed on these distributions.

     The use of credit ratings as the sole method of evaluating junk bonds can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of junk bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

                      ILLIQUID         SECURITIES

        An underlying fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities") including repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between an underlying fund's decision to dispose of such securities and the time when the fund is able to dispose of them, during which time the value of the securities (and therefore the value of the underlying fund's shares held by the Fund) could decline.

                            INDUSTRY CONCENTRATION

     An underlying fund may concentrate its investments within one industry. Because the scope of investment alternatives within an industry is limited, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a fund which invests in a broader range of securities.

                         LEVERAGE THROUGH BORROWING

        An underlying fund may borrow up to 33 1/3% of the value of its total assets on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three

                                       21


days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on a fund's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest or dividends received from, or appreciation of, the securities purchased with borrowed funds.

                         LOANS OF PORTFOLIO SECURITIES

     An underlying fund may lend its portfolio securities provided that:
(1)  the loan is secured continuously by collateral         maintained on a
daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

                              MASTER DEMAND NOTES

     Although the Fund itself will not do so, underlying funds (particularly money market mutual funds) may invest up to 100% of their assets in master demand notes. Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the fund and the issuing corporation. Because they are direct arrangements between the fund and the issuing corporation, there is no secondary market for the notes. However, they are redeemable at face value plus accrued interest at any time.

                             REPURCHASE AGREEMENTS

     Underlying funds, particularly money market funds, may enter into repurchase agreements with banks and broker-dealers under which they acquire securities subject to an agreement with the seller to repurchase the securities at an agreed upon time and price. These agreements are considered under the 1940 Act to be loans by the purchaser collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, the underlying fund may experience delay or difficulties in exercising its rights to realize upon the securities held as collateral and might incur a loss if the value of the securities should decline.

                                  SHORT SALES

     An underlying fund may sell securities short. in a short sale, a fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the fund may also have to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out.

     The fund also must deposit in a segregated account an amount of cash or
   liquid     securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale

                                       22


(not including the proceeds from the short sale). While the short position is open, the fund must maintain daily the segregated account at such a level that
(1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of a fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

     The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale.

     A short sale is "against the box" if at all times when the short position is open the fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

                                   WARRANTS

     An underlying fund may invest in warrants, which are options to purchase equity securities at specific prices valid for a specific period of time. The prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price and the right to purchase the underlying security.

                                       23


INTEGRITY
FUND OF FUNDS, INC.

1 NORTH MAIN                                              INTEGRITY
MINOT, ND58703                                         FUNDS OF FUNDS,
(701) 852-5292                                               INC.

INVESTMENT ADVISER                               A mutual fund for investors
ND MONEY MANAGEMENT, INC.                         seeking long-term capital
1 NORTH MAIN                                       appreciation and growth
MINOT, ND 58703                                           of income


                                                 ===========================
PRINCIPAL UNDERWRITER
ND CAPITAL, INC.
1 NORTH MAIN
MINOT, ND 58703                                          Prospectus

                                                         May 1, 1998
CUSTODIAN
FIRST WESTERN BANK & TRUST
900 SOUTH BROADWAY                            [LOGO OF INTEGRITY FUNDS OF FUNDS
MINOT, ND 58701                                          APPEARS HERE]

TRANSFER AGENT
ND RESOURCES, INC.
1 NORTH MAIN MINOT, ND 58703
   P.O. BOX 759 MINOT, ND 58702

INDEPENDENT PUBLIC ACCOUNTANT
BRADY, MARTZ & ASSOCIATES, P.C.
24 WEST CENTRAL AVENUE
MINOT, ND 58701




                            INTEGRITY MUTUAL FUNDS

ACCOUNT APPLICATION                      INTEGRITY FUND OF FUNDS, INC.

Mail To:  INTEGRITY FUND OF FUNDS, INC.
          P.O. BOX 759,  MINOT, ND  58702-0759

If you have any questions on this form or any Shareholder Services questions, phone (800) 601-5593.
_______________________________________________________________________________

1. ACCOUNT REGISTRATION (PLEASE PRINT) - FIRST NAME, MIDDLE INITIAL AND LAST
NAME

____ INDIVIDUAL   ____JOINT*    *JOINT TENANTS WITH RIGHTS OF SURVIVORSHIP,
                                 UNLESS YOU SPECIFY OTHERWISE.

_________________________________    ___________________________________________
               Name                               Joint Owner's Name

____GIFT OR TRANSFER TO A MINOR  (UGMA/UTMA)

______________________as custodian for__________________________under the_______
    Custodian's name                         Minor's name                 State
Uniform Gifts/Transfers to Minors Act

____TRUST*

______________________as trustee(s) of___________________  _____________________
    Trustee's name                        Name of trust        Date of trust
                                           agreement             agreement
*Please include copy of first and last page of trust agreement.

____CORPORATION/OTHER ENTITY*

_______________________________________________________________________________
     Name of corporation or other entity        Type of organization (i.e.,
                                                corporation,    non-profit,
                                                    partnership, etc.)
*Please attach a         copy of the corporate resolution showing the
person(s) authorized to act on this account.

____IRA*                        *IRA INFORMATION AVAILABLE UPON REQUEST.

____TOD (TRANSFER ON DEATH)**  **TRANSFER ON DEATH FORM AVAILABLE UPON REQUEST.

________________________________________________________________________________

2. ADDRESS________________________________  CITY, STATE, ZIP____________________

TELEPHONE NUMBER__________________
________________________________________________________________________________

3. INITIAL INVESTMENT

Check enclosed for $__________________ . Minimum initial investment is $1,000 ($100 in Monthomatic Plan); subsequent $50.
Make check payable to: INTEGRITY FUND OF FUNDS, INC.

________________________________________________________________________________

4. DIVIDENDS CHOOSE HOW YOU WISH TO RECEIVE DIVIDENDS. IF NO BOX IS CHECKED, OPTION A WILL BE ASSIGNED.

     A. ____ All income and capital gains dividends reinvested into my account.
     B. ____ All income dividends in cash and capital gains reinvested in my account. Complete cash dividends section below.
     C. ____ All income and capital gains dividends paid to me in cash. Complete cash dividends section below.

Please send cash dividends to: _______ Account registration address OR _______Special payee as follows:

Name____________________________________________________________________________

Address________________________ City, State, Zip________________________________

Account number (if applicable)__________________________ Attach voided check if payable to your bank account (Signature Guarantee not required).
* If payable to person or address other than registration, PLEASE SIGNATURE GUARANTEE HERE:
________________________________________________

5. SYSTEMATIC INVESTMENT PROGRAM (MONTHOMATIC) COMPLETE THE FOLLOWING IF YOU ARE ESTABLISHING A SYSTEMATIC INVESTMENT PROGRAM.

     I AUTHORIZE THE FUND'S AGENT TO DRAW CHECKS OR INITIATE AUTOMATED CLEARING HOUSE ("ACH") DEBITS AGAINST THE BANK ACCOUNT PROVIDED BELOW IN THE AMOUNT
OF  $______________________ (MINIMUM $50).

     PLEASE CHECK ONE: BEGINNING ON THE _____5TH OR THE _____20TH
_____________________ (INDICATE MONTH).

NAME OF DEPOSITOR_______________________ BANK ACCOUNT NUMBER___________________
(AS SHOWN ON BANK RECORDS)

NAME OF BANK____________________________ ADDRESS OF BANK_______________________
(THE ACCOUNT MUST HAVE CHECK OR DRAFT
WRITING PRIVILEGES)

CITY____________________________________ STATE, ZIP_____________________________
AS A CONVENIENCE TO US, WE HEREBY REQUEST AND AUTHORIZE YOU TO HONOR AND CHARGE TO OUR ACCOUNT (I) CHECKS DRAWN ON OUR ACCOUNT BY INTEGRITY FUND OF FUNDS,
IINC. AND PAYABLE TO THE ORDER OF THE FUND, AND (II) AUTOMATED CLEARING HOUSE ("ACH") DEBIT ENTRIES INITIATED BY ANY OF US THROUGH INTEGRITY FUND OF FUNDS, INC., FOR THE ACCOUNT OF THE FUND, PROVIDED IN EITHER CASE THAT THERE ARE SUFFICIENT COLLECTED FUNDS IN SAID ACCOUNT TO PAY THE SAME UPON PRESENTATION.
WE AGREE THAT YOUR RIGHTS WITH RESPECT TO EACH SUCH CHECK OR ACH DEBIT SHALL BE THE SAME AS IF EITHER WERE SIGNED PERSONALLY BY EACH OF US. THIS AUTHORITY IS
TO REMAIN IN EFFECT UNTIL REVOKED BY US IN WRITING TO YOU, AND UNTIL YOU ACTUALLY RECEIVE SUCH NOTICE, WE AGREE THAT YOU SHALL BE FULLY PROTECTED IN HONORING ANY SUCH CHECKS OR ACH DEBITS. WE FURTHER AGREE THAT IF ANY CHECK OR ACH DEBIT BE DISHONORED, WHETHER WITH OR WITHOUT CAUSE AND WHETHER
INTENTIONALLY OR INADVERTENTLY, YOU SHALL BE UNDER NO LIABILITY WHATSOEVER.

SIGNATURE(S) OF DEPOSITOR(S):*  DATE:___________________   *SIGN EXACTLY AS
                                                           SHOWN ON BANK RECORDS

X____________________________________  X________________________________________
         SIGNATURE                                       SIGNATURE


PLEASE ATTACH A VOIDED CHECK TO ENSURE CORRECT ENCODING.

================================================================================


6. SYSTEMATIC WITHDRAWAL PLAN (NOTE: ALL DISTRIBUTIONS FROM THE FUND MUST BE REINVESTED.)

SYSTEMATIC WITHDRAWAL (AVAILABLE ONLY FOR ACCOUNTS OF $5,000 OR MORE) - REDEEM SUFFICIENT SHARES OR DOLLARS ON THE 1ST OF THE MONTH
AND SEND CHECK TO THE OWNER LISTED ABOVE: _____MONTHLY    _____QUARTERLY
_____SEMIANNUALLY     _____   ANNUALLY        FOR
$____________ OR ___________ SHARES (MINIMUM $50). THE FIRST REDEMPTION IS TO TAKE PLACE ON THE FIRST OF
___________________________ (INDICATE MONTH).

IF SYSTEMATIC WITHDRAWAL CHECKS ARE PAYABLE TO PERSON OR ADDRESS OTHER THAN AS REGISTERED ABOVE, MAKE CHECK PAYABLE TO:
NAME____________________________________________________________________________
ADDRESS_________________________  CITY, STATE, ZIP______________________________

ACCOUNT NUMBER (IF APPLICABLE)_________________ ATTACH VOIDED CHECK IF PAYABLE TO YOUR BANK ACCOUNT (SIGNATURE GUARANTEE NOT REQUIRED)
IF PAYABLE TO PERSON OR ADDRESS OTHER THAN REGISTRATION, PLEASE SIGNATURE GUARANTEE HERE:

_______________________________________________________________________________

7. YOUR SIGNATURE AND TAX CERTIFICATIONS

SEE ENCLOSED SUBSTITUTE INSTRUCTIONS AND IMPORTANT NOTICE. THE FUND RESERVES THE RIGHT TO REFUSE TO OPEN AN ACCOUNT WITHOUT EITHER A CERTIFIED TAXPAYER IDENTIFICATION NUMBER ("TIN") OR A CERTIFICATION OF FOREIGN STATUS. FAILURE TO PROVIDE THE TAX CERTIFICATIONS IN THIS SECTION MAY RESULT IN BACKUP WITHHOLDING ON PAYMENTS RELATING TO YOUR ACCOUNT AND/OR IN YOUR INABILITY TO QUALIFY FOR TREATY WITHHOLDING RATES.

                              PLEASE FILL IN

____________________________________ OR _______________________________________
SOCIAL SECURITY NUMBER (IN UGMA/UTMA MINOR'S SSN)          EMPLOYER
IDENTIFICATION NUMBER
I AM A CITIZEN OF: ____U.S.  ____ MY COUNTRY OF RESIDENCE FOR TAX PURPOSES IS:
____U.S.  OTHER_____________________________
CHECK ONE OF THE FOLLOWING:
______ THE NUMBER SHOWN ABOVE IS MY CORRECT TIN. I AM NOT SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING OF INTEREST OR DIVIDEND INCOME EITHER BECAUSE NO NOTIFICATION HAS BEEN RECEIVED FROM THE IRS OR BECAUSE THE IRS HAS NOTIFIED ME THAT AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (IF YOU ARE SUBJECT TO BACKUP WITHHOLDING, PLEASE CROSS OUT THE SECOND SENTENCE.)
______ AWAITING TIN. A TIN HAS NOT BEEN ISSUED TO ME, BUT I AM IN THE PROCESS OF APPLYING FOR A TIN FROM EITHER THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TIN TO THE FUND WITHIN 60 DAYS, THE FUND IS REQUIRED TO COMMENCE BACKUP WITHHOLDING UNTIL I PROVIDE A CERTIFIED TIN. I AM NOT SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING OF INTEREST OR DIVIDEND INCOME EITHER BECAUSE NO NOTIFICATION HAS BEEN RECEIVED FROM THE IRS OR BECAUSE THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (IF YOU ARE SUBJECT TO BACKUP WITHHOLDING, PLEASE CROSS OUT THE THIRD SENTENCE.)
______ EXEMPT RECIPIENT. I AM AN EXEMPT RECIPIENT. THE INSTRUCTIONS GIVE A LIST OF THE MOST COMMON EXEMPT RECIPIENTS. (YOU
        SHOULD STILL PROVIDE A TIN.)
______ EXEMPT FOREIGN PERSON. I AM AN EXEMPT FOREIGN PERSON AS EXPLAINED IN THE INSTRUCTIONS.
UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) THE INFORMATION PROVIDED ON THIS APPLICATION IS TRUE, CORRECT, AND COMPLETE, (2) I HAVE
READ THE PROSPECTUS FOR THE FUND IN WHICH I AM INVESTING AND AGREE TO THE TERMS THEREOF, AND (3) I AM OF LEGAL AGE OR AN EMANCIPATED
MINOR.
                                     DATE______________________________________
THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

X___________________________________ X__________________________________________
              SIGNATURE                                SIGNATURE

8. BROKER/DEALER USE ONLY (PLEASE PRINT)

WE HEREBY SUBMIT THIS APPLICATION FOR THE PURCHASE OF SHARES OF INTEGRITY FUND OF FUNDS, INC., INDICATED WITHIN THE TERMS OF OUR SELLING AGREEMENT WITH ND HOLDINGS, INC., AND WITH THE PROSPECTUS FOR INTEGRITY FUND OF FUNDS, INC. WE AGREE TO NOTIFY DISTRIBUTOR OF ANY PURCHASES MADE UNDER A LETTER OF INTENT OR RIGHT OF ACCUMULATION.

FIRM NAME___________________________    BRANCH ADDRESS__________________________

REPRESENTATIVE'S NAME_______________    ________________________________________

REPRESENTATIVE'S NUMBER_____________    REPRESENTATIVE'S PHONE NUMBER___________

   BRANCH NUMBER____________________

________________________________________________________________________________

9. ADDITIONAL INFORMATION

EACH TIME THERE IS A TRANSACTION IN A SHAREHOLDER ACCOUNT, THE SHAREHOLDER AND REPRESENTATIVE WILL RECEIVE A CONFIRMATION STATEMENT SHOWING THE CURRENT TRANSACTION.

ALL CORRESPONDENCE REGARDING SHAREHOLDER ACCOUNTS SHOULD BE ADDRESSED TO ND RESOURCES, INC., P.O. BOX 759, MINOT, ND 58702.
IF YOU HAVE ANY QUESTIONS, CALL (800) 601-5593.

    FUND EXCHANGES ARE ACCEPTABLE WITHIN INTEGRITY MUTUAL FUNDS. THE ACCOUNT BEING EXCHANGED MUST BEAR THE SAME ACCOUNT REGISTRATION OR MUST BE
ACCOMPANIED BY A SIGNATURE GUARANTEE IF THE ACCOUNT VALUE IS OVER $50,000.
A LETTER OF INSTRUCTION STATING FROM WHAT FUND TO WHAT FUND IS NEEDED TO DO ANY EXCHANGE AND MUST BE SIGNED BY ALL REGISTERED OWNERS.

PHONE ORDERS: PAYMENT FOR SHARE PURCHASES BY TELEPHONE SHOULD BE RECEIVED WITHIN THREE BUSINESS DAYS. PAYMENT MUST BE RECEIVED WITHIN 7 DAYS OF THE ORDER OR THE TRADE MAY BE CANCELED, AND THE DEALER OR BROKER PLACING THE TRADE WILL BE LIABLE FOR ANY LOSSES. IT IS A DEALER'S OR BROKER'S RESPONSIBILITY TO PROMPTLY FORWARD PAYMENT AND REGISTRATION INSTRUCTIONS (OR COMPLETED APPLICATIONS) TO THE TRANSFER AGENT FOR SHARES BEING PURCHASED.

   WHEN A CLIENT IS REQUESTING TO CHANGE HIS ACCOUNT REGISTRATION, A LETTER OF INSTRUCTION SHOULD BE SENT TO THE TRANSFER AGENT. IT SHOULD SPECIFY WHAT CHANGE IS TO BE MADE AND MUST BE SIGNED BY ALL REGISTERED OWNERS. IF THE ACCOUNT VALUE IS OVER $50,000, THE SIGNATURES SHOULD BE SIGNATURE GUARANTEED.


                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION
                               MAY 1, 1998


                         INTEGRITY FUND OF FUNDS, INC.
                                 1 NORTH MAIN
                           MINOT, NORTH DAKOTA 58703
                                 (701) 852-5292
                           (800) 601-5593 Transfer Agent
                            (800) 276-1262 Marketing


     This Part B Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of Integrity Fund of Funds,
Inc. (the "Fund"), dated    May 1, 1998    . The Prospectus may be obtained
without charge from the Fund.


                                _______________



                               TABLE OF CONTENTS

                                                                            PAGE
Investment Restrictions...................................................  B-2
Temporary Investments.....................................................  B-3
Management of the Fund....................................................  B-5
Control Persons and Principal Holders of Securities.......................  B-7
Investment Advisory and Other Services....................................  B-7
Portfolio Transactions....................................................  B-8
Purchase and Redemption of Shares.........................................  B-10
Underwriter...............................................................  B-10
Calculation of Performance Data...........................................  B-11
Appendix--Description of Commercial Paper and Bond Ratings................  B-12
Financial Statements......................................................  F-1

                            INVESTMENT RESTRICTIONS

       The Fund has adopted certain fundamental investment restrictions which, together with the Fund's investment objective, cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940 (the "1940 Act"), this means the lesser of the vote of (a) 67% or more of the outstanding shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

   (1) Purchase securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the Fund's total assets may be invested without regard to this limitation and provided further that this limitation does not apply to securities issued by the U.S. Government, its agencies or instrumentalities, nor to securities issued by other open-end investment companies.

   (2) Make loans, except in accordance with its investment objective and policies.

   (3) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell stock index futures contracts and options thereon for hedging purposes.

   (4) Underwrite securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

   (5) Issue senior securities as defined in the 1940 Act, except as appropriate to evidence indebtedness which the Fund is permitted to incur, provided that the Fund's use of stock index futures contracts and options thereon will not be deemed to constitute senior securities for this purpose.

   (6) Borrow money except from a bank and then only for temporary or emergency purposes and in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market, and, in any event, only if immediately thereafter there is an asset coverage of at least 300%. The fund will not purchase portfolio securities when outstanding borrowings exceed 5% of the total assets. The Fund may mortgage, pledge, or hypothecate its assets in an amount not exceeding 10% of its total assets to secure temporary or emergency borrowing.

   (7) Invest in real estate or real estate mortgage loans, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

       The following investment restrictions are nonfundamental and may be changed by the vote of the Fund's Board of Directors without shareholder approval. The Fund may not:

                                      B-2


   (1) Purchase or retain the securities of any issuer if any of its officers or directors or of the Investment Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

   (2) Invest more than 15% of its net assets in illiquid securities, including securities which at the time of such investment are not readily marketable and securities restricted as to disposition under the federal securities laws.

   (3) Invest for the purpose of exercising control or management of another issuer.

       With the exception of the Fund's policy with respect to borrowing, any policy or restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. Changes due to market action will not cause a violation of a policy or restriction.



                             TEMPORARY INVESTMENTS

       Although it invests primarily in shares of underlying funds, for temporary defensive purposes or to accumulate cash for investments or redemptions, the Fund may hold cash or invest in money market mutual funds or in a variety of short-term debt securities, including U.S. Treasury bills and other U.S. Government securities, commercial paper, certificates of deposit, and bankers' acceptances. When the Fund invests for temporary defensive purposes, it may do so without any percentage limitations. The following information supplements that in the Prospectus under INVESTMENT OBJECTIVE, POLICIES, AND RESTRICTIONS.

U.S. GOVERNMENT SECURITIES

       The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities which have remaining maturities not exceeding one year. Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the U.S. Government include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, and the Student Loan Marketing Association.

BANK OBLIGATIONS

       The Fund may invest in obligations of U.S. banks (including certificates of deposit and bankers' acceptances) having total assets at the time of purchase in excess of $100 million. Such banks must be members of the Federal Deposit Insurance Corporation.

                                      B-3


       A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

COMMERCIAL PAPER

       Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations, and finance companies. The commercial paper purchased by the Fund consists of direct obligations of domestic issuers which, at the time of investment, are (i) rated "P-1" by Moody's Investors Service, Inc. ("Moody's"), or "A-1" or better by Standard & Poor's Corporation ("Standard & Poor's"), (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of "Aa" or better by Moody's or "AA" or better by Standard & Poor's, or
(iii) securities which, if not rated, are, in the opinion of the Fund's Investment Adviser, of an investment quality comparable to rated commercial paper in which the Fund may invest.

       The rating "P-1" is the highest commercial paper rating assigned by Moody's, and the ratings "A-1" and "A-1+" are the highest commercial paper ratings assigned by Standard & Poor's. Debt rated "Aa" or better by Moody's or "AA" or better by Standard & Poor's is generally regarded as high-grade, and such ratings indicate that the ability to pay principal and interest is very strong.

                                      B-4


                            MANAGEMENT OF THE FUND

- -------------------------------------------------------------------------------------------------------------------------
                                        POSITION(S) HELD                          PRINCIPAL OCCUPATION(S)
  NAME, ADDRESS, AND AGE                   WITH FUND                             DURING PAST 5 YEARS /(1)/
- -------------------------------------------------------------------------------------------------------------------------
  Lynn W. Aas /(2)/                        Director              Retired; Attorney; Director, ND Holdings, Inc.;
  904 NW 27th                                                    Director, ND Tax-Free Fund, Inc., Montana Tax-Free
  Minot, North Dakota 58701                                      Fund, Inc., and South Dakota Tax-Free Fund, Inc.;
  76                                                             Trustee, Ranson Managed Portfolios; Director
                                                                 Managed Portfolios; Director, First Western & Trust

  Orlin W. Backes /(3)/                    Director              Attorney; Director, ND Tax-Free Fund, Inc.,
  15 2nd Ave. SW, Suite 305                                      Montana Tax-Free Fund, Inc., and South Dakota
  Minot, North Dakota 58701                                      Tax-Free Fund, Inc.; Trustee, Ranson Managed
  62                                                             Portfolios; Director, First Western Bank & Trust

  Arthur A. Link /(4)/                     Director              Director, ND Tax-Free Fund, Inc., Montana Tax-Free
  2001 Grimsrud Drive                                            Fund, Inc., and South Dakota Tax-Free Fund, Inc.;
  Bismarck, North Dakota 58501                                   Trustee, Ranson Managed Portfolios; Director
  83                                                             Bank Center First

  * Peter A. Quist /(5)/                   Director              Director and Vice President, ND Holdings, Inc.;
    1 North Main                           Vice President        Director, Vice President, and Secretary, ND Money
    Minot, North Dakota 58703              Secretary             Management, Inc., ND Capital, Inc., ND Resources, Inc.,
    64                                                           ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc.,
                                                                 and South Dakota Tax-Free Fund, Inc.; Ranson Capital
                                                                 Corporation; Vice President and Secretary, Ranson
                                                                 Managed Portfolios

  * Robert E. Walstad /(6)/                Director              Director and President, ND Holdings, Inc.; Director,
    1 North Main                           President             President, and Treasurer, ND Money Management, Inc.,
    Minot, North Dakota 58703              Treasurer             ND Capital, Inc., ND Resources, Inc., ND Tax-Free
    53                                                           Fund, Inc., Montana Tax-Free Fund, Inc. and South
                                                                 Dakota Tax-Free Fund, Inc.; Trustee, Chairman,
                                                                 President, and Treasurer, Ranson Managed Portfolios;
                                                                 Director, President, CEO, and Treasurer, Ranson
                                                                 Capital Corporation

- -------------------------------------------------------------------------------------------------------------------------

  * "Interested person" as defined in the Investment Company Act of 1940

  (1) Except as otherwise indicated, each individual has held the office(s) shown for the past five years. Mssrs. Aas, Backes, Link, and Walstad were elected to the Board of Trustees of Ranson Managed Portfolios at a joint special meeting of the shareholders of the Kansas Municipal Fund Series, the Kansas Insured Municipal Fund - Limited Maturity (subsequently renamed "the Kansas Insured Intermediate Fund") Series, and The Nebraska Municipal Fund Series of Ranson Managed Portfolios held on December 11, 1995, but did not assume office until January 5, 1996. Mssrs. Quist and Walstad were elected as directors and officers of The Ranson Company, Inc., and Ranson Capital Corporation on January 5, 1996.

  (2) Mr. Aas resigned as a Director of ND Holdings, Inc., on August 17, 1994. He was elected to the board of directors of Integrity Fund of Funds, Inc., on August 19, 1994, and to the boards of ND Tax-Free Fund, Inc.,
      Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc.

                                      B-5


  (3) Mr. Backes was elected to the boards of directors of ND Tax-Free Fund,
      Inc.,         Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund,
      Inc., and the Fund in 1995.

  (4) Mr. Link has served on the boards of directors of ND Tax-Free Fund, Inc.,
              Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., and the Fund since their inceptions.

  (5) Mr. Quist has served on the boards of directors of ND Tax-Free Fund, Inc.,
              Montana Tax-Free Fund, Inc., and the Fund since their inceptions. He was elected to the board of South Dakota Tax-Free Fund, Inc., on April 7, 1995, and has served as the vice president and secretary of each of the aforenamed funds since their inceptions.

(6)  Mr. Walstad has served as a director and as the president and treasurer
      of ND Tax-Free Fund, Inc.,         Montana Tax-Free Fund, Inc., South
      Dakota Tax-Free Fund, Inc., and the Fund since their inceptions.

- ----------------------------------------------------------------------------------------------
                                       COMPENSATION TABLE*
- ----------------------------------------------------------------------------------------------

                                          Pension or
                                          Retirement                       Total Compensation
                          Aggregate    Benefits Accrued  Estimated Annual  from Fund and Fund
    Name of Person,      Compensation  as Part of Fund    Benefits Upon     Complex Paid to
      Position(s)         from Fund        Expenses         Retirement         Directors
- ----------------------------------------------------------------------------------------------
 Lynn W. Aas                 -0-              -0-              -0-            $10,000.00
 Director

 Orlin W. Backes          $  764.59           -0-              -0-            $10,000.00
 Director

 Arthur A. Link           $  764.58           -0-              -0-            $10,000.00
 Director

 Peter A. Quist           $  764.58           -0-              -0-                -0-
 Director,
 Vice President, and
 Secretary

 Robert E. Walstad           -0-              -0-              -0-                -0-
 Director, President,
 and Treasurer

                         -----------      ------------     -----------       ------------
 Totals                   $2,293.75           -0-              -0-            $30,000.00

- ----------------------------------------------------------------------------------------------

  * Directors who are not an "interested person" as that term is defined in the 1940 Act are paid an annual fee of $10,000 for serving on the boards of the
    funds in the complex. Each of the funds, including the    five     series
    of Ranson Managed Portfolios, pays a pro rata share of the fee based upon its respective assets. Mssrs. Quist and Walstad, who are the only "interested persons" of the funds, receive no compensation from the funds.

                                      B-6


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


          As of April 9, 1998, no person owned of record or was known by Registrant to own of record or beneficially 5 percent or more of Registrant's outstanding shares.


       As of    April 9, 1998    , directors and officers (including family
members) of the Registrant as a group owned less than 1% of Registrant's out-standing shares.

                    INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

          ND Money Management, Inc. (the "Investment Adviser"), has been retained under an Investment Advisory Agreement to act as the Fund's investment adviser, subject to the authority of the Board of Directors. The Investment Adviser is a wholly-owned subsidiary of ND Holdings, Inc., a corporation organized under the laws of the State of North Dakota on September 22, 1987. The Investment Adviser was incorporated under North Dakota law on August 19, 1988, and also serves as investment adviser for ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and South Dakota Tax-Free Fund, Inc. The address of the Investment Adviser is 1 North Main, Minot, North Dakota 58703.

       The Investment Adviser furnishes the Fund with investment advice and, in general, supervises the management and investment program of the Fund. The Investment Adviser furnishes at its own expense all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Fund and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund. In addition, the Investment Adviser pays the salaries and fees of all officers and directors of the Fund who are affiliated persons of the Investment Adviser. All other charges and expenses, as more fully described in the Prospectus under EXPENSES, are paid by the Fund.

       Under the Investment Advisory Agreement, the Fund has agreed to pay the Investment Adviser an annual fee, payable monthly, of 0.90% of the Fund's
average daily net assets.    The Fund incurred $18,129, $81,395, and $141,687
in advisory fees for the fiscal years ended, 1995, 1996, and 1997, respectively.



       The Investment Advisory Agreement provides that the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Advisory Agreement.

       The Investment Advisory Agreement continues in effect from year to year as long as its continuation is approved at least annually by a majority of the directors who are not parties to the Investment Advisory Agreement or interested persons of any such party except in their capacity as directors of the Fund and by the shareholders or the Board of Directors. It may be terminated at any time upon 60 days' written notice by the Fund or by a majority vote of the outstanding shares and will terminate automatically upon assignment.

                                      B-7


       Robert E. Walstad and Peter A. Quist, directors and officers of the Fund, are also directors and officers of the Investment Adviser as indicated under MANAGEMENT OF THE FUND.

CUSTODIAN AND TRANSFER AGENT

       First Western Bank & Trust, 900 South Broadway, Minot, North Dakota 58701, serves as Custodian for the Fund's portfolio securities and cash. ND Resources, Inc., ("Resources"), a wholly-owned subsidiary of ND Holdings, Inc., 1 North Main, Minot, North Dakota 58703, is the Fund's Transfer Agent. As Transfer Agent, Resources performs many of the Fund's clerical and administrative functions, for which it is paid a monthly fee ranging from .16 of 1% of the net asset value of all outstanding Fund shares up to $10 million down to .09 of 1% for net assets in excess of $50 million.

ACCOUNTANT AND REPORTS TO SHAREHOLDERS

       The Fund's independent public accountant, Brady, Martz & Associates, P.C., 24 West Central Avenue, Minot, North Dakota 58701, audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and the Fund's federal income tax return, and performs other professional accounting, auditing, tax, and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

                            PORTFOLIO TRANSACTIONS

       Subject to policies established by the Fund's Board of Directors, ND Money Management, Inc. (the "Investment Adviser"), is responsible for the execution of the Fund's portfolio transactions. In executing portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Fund. With respect to purchases of shares of underlying funds subject to a front-end sales load at the time of purchase ("load fund shares"), the Investment Adviser anticipates directing, to the extent possible, substantially all of the Fund's orders to ND Capital, Inc. (the "Underwriter"). Where the Underwriter acts as the dealer with respect to purchases of load fund shares, it retains dealer reallowances on those purchases up to a maximum of 1% of the public offering price of the shares. The Underwriter is not designated as the dealer on any sales where such reallowance exceeds 1% of the public offering price. In the event the Underwriter is unable to execute a particular transaction, the Investment Adviser will direct such order to another broker-dealer.

          Where underlying fund shares are purchased through the underwriter, the Underwriter may also receive Rule 12b-1 (in an amount not to exceed 0.25% of net assets) or service fees from the underlying funds or their underwriters or sponsors in accordance with the normal arrangements of those funds. Rule 12b-1 fees and dealer reallowances as described in the preceding paragraph will be aggregated for determining compliance with Section 17(e)(2) of the 1940 Act.

       The Underwriter may retain brokerage commissions on portfolio transactions of underlying funds held in the Fund's portfolio, including funds which have a policy of considering sales of their shares in selecting broker-dealers for the execution of their portfolio transactions. The payment of
brokerage commissions and Rule 12b-1    fees     to the Underwriter on such
transactions is not a factor considered by the Investment Adviser in selecting or retaining an underlying fund for investment.

                                      B-8


       Under the 1940 Act, a mutual fund must sell its shares at the price (including sales load, if any) described in its prospectus, and current rules under the 1940 Act do not permit negotiations of sales loads. The Investment Adviser takes into account the amount of the applicable sales load, if any, when it is considering whether or not to purchase shares of an underlying fund. The Investment Adviser anticipates investing most of the assets of the Fund in funds that impose no front-end sales load or impose a front-end sales load on the Fund of no more than 1% of the public offering price. The Investment Adviser, to the extent possible, seeks to reduce the sales load imposed by purchasing shares pursuant to (i) letters of intent, permitting purchases over time; (ii) rights of accumulation, permitting it to obtain reduced sales charges as it purchases additional shares of an underlying fund; and (iii) rights to obtain reduced sales charges by aggregating its purchases of several funds within a "family" of mutual funds. The Investment Adviser also takes advantage of exchange or conversion privileges offered by any "family" of mutual funds.

       A factor in the selection of brokers is the receipt of research, analysis, advice, and similar services. The extent to which commissions reflect an element of value for research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Investment Adviser places the Fund's portfolio transactions, the Investment Adviser may be relieved of expenses that it might otherwise bear. Any research and other services provided by brokers to the Investment Adviser or the Fund are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Adviser under the Investment Advisory Agreement.

       Another important factor in the selection of brokers is the sale of Fund shares. Where all major factors are equal, the fact that a broker has sold Fund shares may be considered in placing portfolio transactions.

       The Fund expects that purchases and sales of money market instruments will usually be principal transactions and purchases and sales of other debt securities may be principal transactions. Thus, the Fund will normally not pay brokerage commissions in connection with those transactions. Money market instruments are generally purchased directly from the issuer or from an underwriter or market maker for the securities, and other debt securities may be purchased in a similar manner. Purchases from underwriters include an underwriting commission or concession, and purchases from dealers serving as market makers include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Fund will deal with the primary market makers unless more favorable prices are obtainable elsewhere.

       Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

                       PURCHASE AND REDEMPTION OF SHARES

        The Integrity Fund of Funds, Inc. shares are sold at their public offering price, which is the net asset value next determined after an order and payment are received in proper form. On December 31, 1997, the Fund's net asset value per share was calculated as follows: Net Assets ($17,444,454), divided by Shares Outstanding (1,315,072), which equals Net Asset Value Per Share ($13.27).

                                      B-9


     The minimum initial investment is $1,000 ($100 for the Monthomatic Investment Plan), and the minimum subsequent investment is $50, but such minimum amounts may be changed at any time.

       Upon receipt of a request for redemption, shares will be redeemed by the Fund at the net asset value next determined following receipt of a properly executed request with any required documents, less any applicable contingent deferred sales charge as described in the Prospectus.

       The elimination of the contingent deferred sales charge for redemptions by certain classes of persons as described in the Prospectus is provided because of anticipated economies in sales and sales related efforts.

       The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed for trading (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the Fund's shareholders. The New York Stock Exchange is currently closed on the following holidays: New
Year's Day,    Martin Luther King Day,     Presidents' Day, Good Friday,
Memorial Day, the Fourth of July, Labor Day, Thanksgiving, and Christmas. The amount received by a shareholder upon redemption may be more or less than the amount paid for such shares depending on the market value of the Fund's portfolio securities at the time. When the Fund is requested to redeem shares for which it may not have yet received good payment (e.g., cash or certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will be within 15 calendar days of the purchase date).

                                  UNDERWRITER

       ND Capital, Inc. (the "Underwriter"), a subsidiary of ND Holdings, Inc., is the principal underwriter of the Fund's shares in a continuous public offering.

       Under the terms of the Distribution Agreement between the Fund and the Underwriter, the Underwriter has agreed to use its best efforts to solicit orders for the sale of the Fund's shares and to undertake such advertising and promotion as it believes is reasonable in connection with such solicitation. In consideration of those services, the Fund had agreed to pay the Underwriter the proceeds from any contingent deferred sales charges imposed on the redemption
of shares.    The Fund paid the underwriter $1,740, $9,854, and $20,741 in contingent deferred sales charges for the fiscal years ended December 31, 1995, 1996,and 1997, respectively.

       The Underwriter also may receive dealer reallowances (up to a maximum of 1% of the public offering price) and/or distribution payments and/or service fees on purchases by the Fund of shares of underlying funds sold with a sales load and/or which have a distribution plan and/or service fee.

       The Underwriter, in turn, pays a sales commission currently equal to 4 1/2% of the amount invested (1% on sales of $1 million or more) to dealers who sell shares (excluding sales to investors exempt from the contingent deferred sales charge). As a further inducement to the sale of Fund shares and in recognition of services provided to shareholders, the Underwriter may also pay service fees to dealers at the annual rate of up to 0.25% of the average net assets which are attributable to shareholders of the Fund for whom such dealers are designated as the dealers of record.

                                      B-10


       The Distribution Agreement must be approved at least annually by the Fund's Board of Directors and a vote of a majority of the Fund's directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Distribution Agreement (the "Qualified Directors"), by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment and is terminable with respect to the Fund without penalty on 60 days' written notice by vote of a majority of the Qualified Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund.

                        CALCULATION OF PERFORMANCE DATA

       The Fund may publish certain performance figures in advertisements from time to time. These performance figures may include yield and total return figures.

YIELD

       Yield reflects the income per share deemed earned by the Fund's portfolio investments. Yield is determined by dividing the net investment income per share deemed earned during the preceding 30-day period by the maximum offering price per share on the last day of the period and annualizing the result according to the following formula:

                                      a-b     /6/
                          YIELD = 2 [(--- + 1)    - 1]
                                      cd

       Where:

        a =  dividends and interest earned during the period

        b =  expenses accrued for the period (net of reimbursements)

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends

        d =  the maximum offering price per share on the last day of the period

TOTAL RETURN

          The total return for the Integrity Fund of Funds, Inc., as of December 31, 1997, was 63.40%.

       Total return is the percentage change in the value of a hypothetical investment that has occurred in the indicated time period, taking into account the imposition of various fees, except the contingent deferred sales charge, and assuming the reinvestment of all dividends and distributions. Cumulative total return reflects the Fund's performance over a stated period of time and is computed as follows:

                            ERV - P = Total Return
                            -------
                               P

                                      B-11


       Where:

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the base period, assuming reinvestment of all dividends and distributions

         P =  a hypothetical initial payment of $1,000

          The average annual total return for the Integrity Fund of Funds, Inc. for 1 year and Since Inception, as of December 31, 1997, were 14.65% and 17.82%, respectively. The 1 year and Since Inception returns do not include the effect of the Contingent Deferred Sales Charge (1.50%). They would have been 13.15% and 17.46% respectively, if they had.

       Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period and is computed according to the following formula:

                               P( 1 + T)n = ERV

       Where:

         P = a hypothetical initial payment of $1,000

         T = average annual total return

         n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the base period, assuming reinvestment of all dividends and distributions

       All performance figures are based on historical results and are not intended to indicate future performance.

          APPENDIX--DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"), SHORT-TERM DEBT RATINGS

       Prime-1. Issuers (or supporting institutions) rated Prime-1 ("P-1") have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity. Prime-2. Issuers (or supporting institutions) rated Prime-2 ("P-2") have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                      B-12


DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("STANDARD & POOR'S") COMMERCIAL PAPER RATINGS

       A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S LONG-TERM DEBT RATINGS

       Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.


DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

       AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong; AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A

                                      B-13


has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large un-certainties or major risk exposures to adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                      B-14


                          [LETTERHEAD OF BRADY MARTZ]


                         INDEPENDENT AUDITOR'S REPORT


To the Shareholders and Board of Directors of Integrity Fund of Funds, Inc.

   We have audited the accompanying statement of assets and liabilities of Integrity Fund of Funds, Inc. (the Fund), including the schedule of investments, as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in
the financial statements.    Our procedures included confirmation of
securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Integrity Fund of Funds, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.

   February 12, 1998

                                      F-1


Schedule of Investments  December 31, 1997

Name of Issuer
Percentages represent the market value of each investment category                                  Market
 to total net assets                                                         Quantity               Value
-----------------------------------------------------------------------------------------------------------
MUTUAL FUNDS (104.2%)
AIM Constellation Fund A                                                      36,845          $     971,981
AIM Aggressive Growth Fund A                                                  24,716              1,142,149
AIM Value Fund A                                                              39,324              1,274,874
Brandywine Fund                                                                8,010                247,428
Dodge & Cox Balanced Fund                                                     12,014                802,303
Hudson Capital Appreciation Fund                                              56,245                910,038
MFS Research A                                                                77,073              1,640,892
MFS Value A                                                                   60,737                843,634
Massachusetts Inv A                                                           83,407              1,461,292
Mutual Qualified Fund Cl 1                                                    63,522              1,152,289
Neuberger & Berman Guardian Fund                                              17,823                461,614
New York Venture Fund A                                                       68,489              1,529,351
Putnam Fund for Growth & Income A                                             53,799              1,051,228
Putnam Vista Fund                                                             68,955                818,493
Putnam Voyager Fund                                                           19,245                366,624
Templeton Growth Fund                                                         42,573                825,917
American Washington Mutual Investors                                          88,220              2,677,472
                                                                                              -------------
TOTAL MUTUAL FUNDS (COST: $17,061,898)                                                        $  18,177,579

SHORT-TERM SECURITIES (1.5%)
Federated Money Market Trust #092  (COST: $259,860)                                                 259,860
                                                                                              -------------
TOTAL INVESTMENTS IN SECURITIES (COST: $17,321,758)                                           $  18,437,439
OTHER ASSETS LESS LIABILITIES                                                                      (992,985)
                                                                                              -------------
NET ASSETS                                                                                    $  17,444,454
                                                                                              =============

The accompanying notes are an integral part of these financial statements.

                                      F-2



   Financial Statements December 31, 1997

   Statement of Assets and Liabilities December 31, 1997
--------------------------------------------------------

ASSETS
     Investments in securities, at value (cost:$17,321,758)                $     18,437,439
     Accrued dividends receivable                                                   726,186
                                                                           ----------------
        Total Assets                                                       $     19,163,625
                                                                           ----------------

LIABILITIES
     Bank Overdraft                                                        $        250,000
     Distributions payable                                                        1,440,297
     Payable for fund shares redeemed                                                    14
     Accrued expenses                                                                28,860
                                                                           ----------------
        Total Liabilities                                                  $      1,719,171
                                                                           ----------------

NET ASSETS                                                                 $     17,444,454
                                                                           ================
Net assets are represented by:
     Capital stock outstanding, at par                                     $            132
     Additional paid-in capital                                                  16,328,641
     Accumulated undistributed net realized gain(loss) on investments                     0
     Unrealized appreciation on investments                                       1,115,681
                                                                           ----------------
          Total amount representing net assets applicable to
           1,315,072 outstanding shares of $.0001 par value
          common stock (1,000,000,000  shares authorized)                  $     17,444,454
                                                                           ================

Net asset value per share                                                  $          13.27
                                                                           ================

Statement of Operations for the year ended December 31, 1997

INVESTMENT INCOME
    Dividends                                                              $       520,119
                                                                           ---------------
         Total Investment Income                                           $       520,119
                                                                           ---------------
EXPENSES
    Investment advisory fees                                               $       141,687
    Custodian fees                                                                   1,738
    Transfer agent fees                                                             24,506
    Accounting service fees                                                         31,041
    Audit and legal fees                                                             4,880
    Directors fees                                                                   2,294
    Service fees                                                                    39,357
    Insurance                                                                          994
    Printing and postage                                                             9,623
    License, fees, and registrations                                                19,881
                                                                           ---------------
        Total expenses                                                     $       276,001
    Less expenses waived or absorbed
    by the Fund's manager                                                           24,114
                                                                           ---------------
        Total Net Expenses                                                 $       251,887
                                                                           ---------------
NET INVESTMENT INCOME (LOSS)                                               $       268,232
                                                                           ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions                                               $     2,141,971
     Futures transactions                                                        (969,906)
     Net change in unrealized appreciation (depreciation) of:
     Investments                                                                   627,437
     Futures                                                                        58,271
                                                                           ---------------
          Net realized and unrealized gain
           (loss) on investments and futures                               $     1,857,773
                                                                           ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            $     2,126,005
                                                                           ===============

The accompanying notes are an integral part of these financial statements.

                                      F-3


   Financial Statements December 31, 1997

Statement of Changes in Net Assets
   For the years ended December 31, 1997 and 1996
-------------------------------------------------

                                                                               For the Year                 For the Year
                                                                                  Ended                        Ended
                                                                             December 31, 1997            December 31, 1996
                                                                             ----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                                             $     268,232                $      86,965
    Net realized gain (loss) on investment  and futures transactions             1,172,065                      692,756
    Net unrealized appreciation (depreciation) on investments and futures          685,708                      334,848
                                                                             ----------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Operations     $   2,126,005                $   1,114,569
                                                                             ----------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income                                    $    (268,232)               $     (86,965)
     Distributions from net realized gain on investment and
      futures transactions                                                      (1,172,065)                    (692,756)
                                                                             ----------------------------------------------
          Total Dividends and Distributions                                  $  (1,440,297)               $    (779,721)
                                                                             ----------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                             $   6,594,170                $   7,365,405
    Proceeds from reinvested dividends                                             725,283                      249,907
    Cost of shares redeemed                                                     (1,966,267)                    (906,427)
                                                                             ----------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
          Capital Share Transactions                                         $   5,353,186                $   6,708,885
                                                                             ----------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                 $   6,038,894                $   7,043,733

NET ASSETS, BEGINNING OF PERIOD                                                 11,405,560                    4,361,827
                                                                             ----------------------------------------------
NET ASSETS, END OF PERIOD                                                    $  17,444,454                $  11,405,560
                                                                             ==============================================

The accompanying notes are an integral part of these financial statements.

                                      F-4


   Notes to Financial Statements December 31, 1997

Note 1.     ORGANIZATION

Integrity Fund of Funds, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on June 1, 1994 and commenced operations on January 1, 1995. The Fund's objective is long-term capital appreciation and growth of income. The Fund seeks to achieve this objective by investing primarily in a diversified group of other open-end investment companies which in turn, invest principally in equity securities.

Shares of the Fund are offered for sale at net asset value without a sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation -- Investments in securities for which market quotations are readily available are valued at the last reported sales price or net asset value at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

Federal and state income taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required.


Distributions to shareholders -- The Fund will distribute dividends from net investment income and any net realized capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund at net asset value or paid in cash.

Dividend income -- Dividend income is recognized on the ex-dividend date.

Futures contracts -- The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                      F-5

Note 3.     CAPITAL SHARE TRANSACTIONS

As of December 31, 1997, there were 1,000,000,000 shares of $.0001 par value authorized; 1,315,072 and 910,358 shares were outstanding at December 31, 1997 and 1996, respectively.
Transactions in capital shares were as follows:
                                                      Shares
                                       ---------------------------------------
                                         For The Year          For The Year
                                            Ended                 Ended
                                       December 31, 1997     December 31, 1996
                                       ---------------------------------------

Shares sold                                491,026                 589,294
Shares issued on reinvestment
 of dividends                               57,884                  21,251
Shares redeemed                           (144,196)                (70,936)
                                       ---------------------------------------
Net increase                               404,714                 539,609
                                       =======================================

Note 4.     INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

ND Money Management, Inc., the Fund's investment adviser, ND Capital, Inc., the Fund's underwriter, and ND Resources, Inc., the Fund's transfer and accounting services agent, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.90% of the Fund's average daily net assets. The Fund has recognized $141,687 of investment advisory fees for the year ended December 31, 1997. The Fund has a payable to ND Money Management, Inc. of $14,737 at December 31, 1997 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

ND Capital, Inc. is the Fund's principal underwriter. The Fund pays Capital service fees computed at an annual rate of 0.25% of the Fund's average daily net assets. Capital, in turn, pays dealers service fees for personal service to shareholders and/or the maintenance of shareholder accounts. The Fund has recognized $39,357 of service fees for the year ended December 31, 1997. The Fund has a payable to Capital of $4,094 at December 31, 1997 for service fees. Certain officers and directors of the Fund are also officers and directors of the underwriter. In addition, the Fund has engaged Capital as agent for the purchase of certain investment securities. For the year ended December 31, 1997 commissions earned by Capital, totaled $800 and are included in the cost basis of the securities acquired.

ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0 .10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $24,506 of transfer agency fees for the year ended December 31, 1997. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The
Fund has recognized $31,041 of accounting service fees for the year ended December 31, 1997.


Note 5.     INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $9,915,08 and $4,893,521, respectively, for the year ended December 31, 1997.


Note 6.     INVESTMENT IN SECURITIES

At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $17,321,758, and the net unrealized appreciation of investments based on the cost was $1,115,681, which is comprised of $1,550,422 aggregate gross unrealized appreciation and $434,741 aggregate gross unrealized depreciation.

                                      F-6


Financial Highlights
Selected per share data and ratios for the period indicated
-----------------------------------------------------------

                                                               For The Year          For The Year           For The Year
                                                                  Ended                 Ended                  Ended
                                                             December 31, 1997     December 31, 1996      December 31, 1995
                                                             --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $     12.53           $     11.76            $     10.00
                                                             --------------------------------------------------------------
Income from Investment Operations:
     Net investment income (loss)                               $       .21           $       .10            $       .22
     Net realized and unrealized gain (loss) on investment
     and futures transactions                                          1.63                  1.53                   2.30
                                                             --------------------------------------------------------------
         Total From Investment Operations                       $      1.84           $      1.63            $      2.52
                                                             --------------------------------------------------------------
Less Distributions:
     From net investment income                                 $      (.21)          $      (.10)           $      (.22)
     From net realized gain on investments                             (.89)                 (.76)                  (.54)
                                                             --------------------------------------------------------------
         Total Distributions                                    $     (1.10)          $      (.86)           $      (.76)
                                                             --------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $     13.27           $     12.53            $     11.76
                                                             ==============================================================
Total Return                                                    14.65%(A)             13.84%(A)              25.20%(A)

Ratios/Supplemental Data:
     Net assets, end of period (in thousands)                   $17,444               $11,406               $4,362
     Ratio of net expenses (after expense assumption) to
      average net assets                                        1.62%(B)              1.63%(B)              1.59%(B)
     Ratio of net investment income to average net assets       1.73%                  .98%                 4.00%
     Portfolio turnover rate                                   31.99%                50.11%                15.30%

(A)  Excludes contingent deferred sales charge of 1.5%.
(B) During the periods indicated above, ND Holdings, Inc. assumed expenses of $24,114, $39,760 and $40,714. If the expenses had not been assumed, the annualized ratio of total expenses to average net assets would have been 1.78%, 2.08% and 3.60%, respectively.

The accompanying notes are an integral part of these financial statements.

                                      F-7


                        INTEGRITY FUND OF FUNDS, INC.

                                     PARTC
                               OTHERINFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (a) Financial Statements

          Included in Part B of the Registration Statement:

                  Independent Public Accountant's Report, dated February 12,
               1998

                  Statement of Assets and Liabilities as of December 31,
               1997

                  Statement of Operations for the Year Ended December 31,
               1997

                  Statement of Changes in Net Assets for the Year Ended
               December 31, 1997 and for the Year Ended December 31 1996

               Notes to Financial Statements

               Financial Highlights

               Schedule of Investments

               Schedules II through VII are omitted because inapplicable.

          (b)  Exhibits

               (1)  Articles of Incorporation *

               (2)  Bylaws *

               (4)  Specimen Copy of Share Certificate *

               (5)  Form of Investment Advisory Agreement *

           (6) (a)  Form of Distribution Agreement *

           (6) (b)  Form of Dealer Sales Agreement **

               (8)  Form of Custodian Agreement *

           (9) (a)  Form of Transfer Agency Agreement *

           (9) (b)  Form of Accounting Services Agreement ***

               (10) Opinion of Pringle & Herigstad, P. C. *

               (11)  Consent of Independent Accountant

               (13) Form of Purchase Agreement *

                              __________________

   * Previously filed as an exhibit to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 14, 1994, and incorporated by reference herein.

  ** Previously filed as an exhibit to Post-effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 1, 1995, and incorporated by reference herein.

 *** Previously filed as an exhibit to Post-effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 1, 1996, and incorporated by reference herein.

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Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not applicable

Item 26.  NUMBER OF HOLDERS OF SECURITIES

              TITLE OF CLASS            NUMBER OF RECORD HOLDERS
              Shares, par value                  1,330
              $.0001 per share            (As of April 9, 1998)

Item 27.  INDEMNIFICATION

          Section 4 of the Distribution Agreement [ Exhibit (6) (a) ] provides for the indemnification of ND Capital, Inc., Registrant's principal under-writer, against certain losses. Section 12 of the Transfer Agency Agreement
[ Exhibit 9] provides for the indemnification of ND Resources, Inc., Registrant's transfer agent, against certain losses.

          Indemnification of directors, officers, employees, and agents of Registrant is required under Section 10-19.1-91 of the North Dakota Century Code. In addition, Registrant has obtained an insurance policy on behalf of directors and officers against any liability asserted against and incurred by the person in or arising from that person's official capacity to the extent permitted by law.

          In no event will Registrant indemnify its directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office arising under his agreement with Registrant.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          Anything in the North Dakota Business Corporation Act (Chapters 10-19 through 10-23 of the North Dakota Century Code), the Fund's Articles of Incorporation or Bylaws, or the Investment Advisory, Distribution, or Transfer Agency Agreements to the contrary notwithstanding, Registrant will comply in all respects with the provisions of Investment Company Act Release No. 11330 (September 4, 1980) concerning indemnification.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          ND Money Management, Inc. (the "Investment Adviser"), is a wholly-owned subsidiary of ND Holdings, Inc. ("Holdings"), Registrant's promoter. The Investment Adviser was organized under the laws of the State of North Dakota on August 19, 1988, and also serves as investment adviser for ND

                                      C-2


Tax-Free Fund, Inc. ("NDTFF"),         Montana Tax-Free Fund, Inc. ("MTFF"),
and South Dakota Tax-Free Fund, Inc. ("SDTFF").

          The officers and directors of the Investment Adviser are Robert E. Walstad and Peter A. Quist. Mssrs. Walstad and Quist are also officers and directors of Holdings, ND Capital, Inc. ("Capital"), Registrant's principal underwriter and initial shareholder, ND Resources, Inc. ("Resources"),
Registrant's transfer agent, NDTFF,         MTFF, SDTFF, and Registrant.

          Mr. Walstad served as a stockbroker and branch manager of the Minot, North Dakota, office of Dean Witter Reynolds from September 1977 to October 1987 when he resigned to organize Holdings. Mr. Quist was Securities Commissioner of the State of North Dakota from May 6, 1983, to January 31, 1988, when he resigned to join Holdings as vice president and director.

          The Investment Adviser, Registrant, Holdings, Capital, Resources,
NDTFF,         MTFF, and SDTFF have their principal address at 1 North Main,
Minot, North Dakota 58703.

Item 29.  PRINCIPAL UNDERWRITERS

          (a) Other investment companies for which Registrant's principal underwriter also acts as principal underwriter, depositor, or investment
adviser: NDTax-Free Fund, Inc.,         Montana Tax-Free Fund, Inc., and
South Dakota Tax-Free Fund, Inc.

          (b) Information concerning each director, officer, or partner of the principal underwriter:

           NAME AND PRINCIPAL            POSITIONS AND OFFICES         POSITIONS AND OFFICES
            BUSINESS ADDRESS               WITH UNDERWRITER               WITH REGISTRANT
       -------------------------        -----------------------    --------------------------
             Robert E. Walstad              President, Treasurer,        President, Treasurer,
               1 North Main                      and Director                 and Director
         Minot, North Dakota 58703

             Peter A. Quist               Vice President, Secretary,     Vice President, Secretary
               1 North Main                        and Director                and Director
         Minot, North Dakota 58703

          (c) Not applicable

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

          First Western Bank & Trust, 900 South Broadway, Minot, North Dakota 58701, serves as custodian of Registrant and maintains all records related to that function. ND Resources, Inc. ("Resources"), serves as transfer agent, dividend disbursing, administrative, and accounting services agent of Registrant and maintains all records related to those functions. ND Capital, Inc. ("Capital"), serves as the principal underwriter of Registrant and maintains all records related to that function. ND Money Management, Inc. ("Money Management"), serves as Registrant's investment adviser and maintains all records related to that function. Registrant maintains all of its corporate records. The address of Resources, Capital, Money Management, and Registrant is 1 North Main, Minot, North Dakota 58703.

Item. 31. MANAGEMENT SERVICES

          Not applicable

                                      C-3


Item 32.  UNDERTAKINGS

              Not applicable

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Post-effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 14, 1994, pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-effective Amendment No. 6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minot, State of North Dakota, on the 27th day of April, 1998.


                                       INTEGRITY FUND OF FUNDS, INC.
                                          /s/ Robert E. Walstad
                                       By ____________________________
                                              Robert E. Walstad
                                              President


        Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.


/s/ Lynn W. Aas
____________________________________                 April 27, 1998
Lynn W. Aas
Director

/s/ Orlin W. Backes
____________________________________                 April 27, 1998
Orlin W. Backes
Director

/s/ Arthur A. Link
____________________________________                 April 27, 1998
Arthur A. Link
Director

/s/ Peter A. Quist
____________________________________                 April 27, 1998
Peter A. Quist
Director, Vice President, and Secretary

/s/ Robert E. Walstad
____________________________________                 April 27, 1998
Robert E. Walstad
Director, President, and Treasurer


                                      C-4